Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
368287aa6

961418ac4

17302xac0
Issuer
GAZPROM OAO

WESTPORT RESOURCES
CORP

Citgo Petroleum Corp
Underwriters
Dresdner,Morgan
Stanley,ABN,CSFB,DBSI,Evrofinans,Menatep,Renaissance
Capital,Schroder Salomon

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,JPMorgan,BNP,BNY
Capital,Mizuho,SG Cowen,SunTrust
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
GAZPRU 9.625%,3/1/2013

WRC 8.25%,11/1/2011

CitPet 11.375% 2/1/2011
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/21/2003

12/11/2002

2/20/2003






Total dollar amount of
offering sold to QIBs
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000






Public offering price
                                      100.00

                                      103.00

                                        99.38
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
1.125

2.25

2.125
Rating
NA/B+

Ba3/B+

Ba3/B+
Current yield
9.63%

8.01%

11.42%






Total par value
purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.00%

 n/a

n/a
% of offering purchased
by associated funds
0.00%

 n/a

n/a
Total
1.38%

 n/a

n/a




Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
909214bh0

01958xaw7

460690as9
Issuer
UNISYS CORP

ALLIED WASTE NORTH
AMER

INTERPUBLIC GROUP COS
Underwriters
Bofa,Salomon,Bear
Stearns,BNP,DBSI,HSBC,PNC,Royal
Bk of Canada,Wachovia

Credit Suisse,
DBSI,JPMorgan,Salomon

JPMorgan,Salomon,UBS,Barclays,HSBC,ING,Morgan
Stanley,SunTrust,Bk of NY
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
UIS 6.875%,3/15/2010

AW 9.25%,9/1/2012

IPG 4.5%,3/15/2023
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

Jt-Lead

n/a
Name of underwriter or
dealer from which
purchased
Salomon

CSFB

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

11/12/2002

3/11/2003






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                          300,000,000

 $                          800,000,000
Total dollar amount of
any concurrent public
offering
 $                          300,000,000

 $                                          -

 $                                          -
Total
 $                          300,000,000

 $                          300,000,000

 $                          800,000,000






Public offering price
                                        99.32

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
1.5

1.625%

2.75
Rating
Ba1/BB+

Ba3/BB-

Baa3/BB+
Current yield
6.92%

9.25%

4.50%






Total par value
purchased
                                      50,000

n/a

n/a
$ amount of purchase
                                      49,660

n/a

n/a






% of offering purchased
by fund
0.02%

n/a

n/a
% of offering purchased
by associated funds
3.82%

n/a

n/a
Total
3.84%

n/a

n/a


Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
20030naa9

25468pcb0

828807an7
Issuer
COMCAST CORP

WALT DISNEY COMPANY

SIMON PROPERTY GROUP
LP
Underwriters
JP Morgan,Merrill,Morgan
Stanley,Bofa,Salomon,ABN,Banc
One,Barclays,BNP,BNY Capital
Mkrts,DBSI,Desdner,Fleet,Goldman,RBC,Scotia

Goldman, Salomon,Lehman,Wells
Fargo

Bofa, Merrill, DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
CMCSA 5.85%,1/15/2010

DIS 5.875%,12/15/2017

SPG 6.35%,8/28/2012
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

Co-Manager
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/7/2003

12/16/2002

8/15/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                          350,000,000
Total dollar amount of
any concurrent public
offering
 $                          600,000,000

 $                          300,000,000

 $                                          -
Total
 $                          600,000,000

 $                          300,000,000

 $                          350,000,000






Public offering price
                                        99.86

                                        99.12

                                        99.85
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
0.625

0.625

0.65%
Rating
Baa3/BBB

Baa1/BBB+

Baa1/BBB
Current yield
5.86%

5.93%

6.36%






Total par value
purchased
                                    385,000

 n/a

 n/a
$ amount of purchase
                                    384,469

 n/a

 n/a






% of offering purchased
by fund
0.06%

 n/a

n/a
% of offering purchased
by associated funds
0.88%

 n/a

n/a
Total
0.94%

 n/a

n/a




Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
373298by3

961418ac4

31529maa6
Issuer
GEORGIA-PACIFIC CORP

WESTPORT RESOURCES
CORP

FERRELLGAS PARTNERS
LP
Underwriters
Bofa,Goldman,Banc One,Bank of Tokyo-
Mitsubishi,DBSI,JPMorgan,Merrill,Morgan
Stanley,Salomon,Sumitomo,Suntrust,TD
Securities,UBS

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,Bofa,Banc One,BNP,Wheat
First,US Bank
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
GP 9.375%,2/1/2013

WRC 8.25%,11/1/2011

FGP 8.75%,6/15/2012
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/23/2003

12/11/2002

9/10/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                          300,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          800,000,000

 $                                          -

 $                          218,000,000
Total
 $                          800,000,000

 $                          300,000,000

 $                          218,000,000






Public offering price
                                      100.00

                                      103.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
2.125

2.25

2.5
Rating
Ba2/BB+

Ba3/B+

B2/B
Current yield
9.38%

8.01%

8.75%






Total par value
purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
1.23%

 n/a

n/a
Total
1.24%

 n/a

n/a



Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
91086qak4

36962gzy3

949746cr0
Issuer
UNITED MEXICAN STATES

GENERAL ELEC CAP CORP

WELLS FARGO &
COMPANY
Underwriters
JP Morgan,UBS Warburg,Bear
Stearns,DBSI,Lehman

DBSI,Credit Suisse,UBS Warburg

Bear Stearns,CSFB,Banc
One,Goldman,Morgan Stanley,Wells
Fargo,DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
MEX 6.375%,1/16/2013

GE 5.45%,1/15/2013

WFC 5%,11/15/2014
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

Jt Lead

Co-Manager
Name of underwriter or
dealer from which
purchased
Warburg

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/9/2003

12/3/2002

10/30/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000
Total
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000






Public offering price
                                        98.09

                                        99.69

                                        99.05
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
0.4

0.425

0.475%
Rating
Baa2/BBB-

Aaa/AAA

Aa3/A
Current yield
6.50%

5.47%

5.05%






Total par value
purchased
                                    775,000

n/a

n/a
$ amount of purchase
                                    760,221

n/a

n/a






% of offering purchased
by fund
0.04%

n/a

n/a
% of offering purchased
by associated funds
0.34%

n/a

n/a
Total
0.38%

n/a

n/a




Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
816851af6

45138lal7

010392dz8
Issuer
SEMPRA ENERGY

IDAHO POWER CORP

ALABAMA POWER CO
Underwriters
JPMorgan,Salomon,Banc
One,DBSI,Scotia,SG Cowen

Banc One,US Bancorp,Bofa,McDonald
& Co,Wachovia

Goldman,Lehman,BNY Capital,
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
SRE 6%,2/1/2013

IDA 6%,11/15/2032

SO 5.5%,10/15/2017
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/28/2003

11/12/2002

10/16/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          400,000,000

 $                          100,000,000

 $                          325,000,000
Total
 $                          400,000,000

 $                          100,000,000

 $                          325,000,000






Public offering price
                                        99.66

                                        99.46

                                        99.86
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
0.65

0.75

0.75
Rating
Baa1/A-

A2/A-

A2/A
Current yield
6.02%

6.03%

5.51%






Total par value
purchased
                                    795,000

 n/a

n/a
$ amount of purchase
                                    792,281

 n/a

n/a






% of offering purchased
by fund
0.20%

 n/a

n/a
% of offering purchased
by associated funds
2.46%

 n/a

n/a
Total
2.66%

 n/a

n/a



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
009037aa0
65653rac7
085790ak9
Issuer
AINSWORTH LUMBER
NORSKE SKOG CANADA
BERRY PLASTICS
Underwriters
Goldman Sachs, DBSI
BMO Nesbitt, CIBC, HSBC, RBC, Scotia, TD
Securities
Goldman Sachs, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ANSCN 6.75%, 3/15/2014
NORSKE 8.625%, 6/15/2011
BERRY 10.75%, 7/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/27/2004
5/8/2003
11/10/2003
Total dollar amount of offering sold to QIBs
 $                                                 210,000,000
 $                                                 150,000,000
 $                                                   85,000,000
Total dollar amount of any concurrent public offering
 $                                                    -
 $                                                   -
 $                                                        -
Total
 $                                                 210,000,000
 $                                                 150,000,000
 $                                                   85,000,000
Public offering price
 $                                                         100.00
 $                                                         102.95
 $                                                         112.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.71%
2.25%
Rating
(P) B1/B+
Ba3/BB
B3/B-
Current yield
6.75%
8.38%
9.60%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
1.25%
0.00%
2/27/2004
Chicago Funds







SVS II High Income Portfolio
Chicago
385,000
 $                   385,000
0.18%
1.06%
0.00%
2/27/2004
SVS II Strategic Income Portfolio
Chicago
25,000
 $                     25,000
0.01%
1.06%
0.00%
2/27/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
1.06%
0.00%
2/27/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
40,000
 $                     40,000
0.02%
1.06%
0.00%
2/27/2004
Total

475,000
 $                   475,000
0.23%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
01958xbc0
492914ap1
55375uaa2
Issuer
ALLIED WASTE NORTH AMERICA
KEY ENERGY SERVICES INC
MSW ENERGY HLDGS/FIN II
Underwriters
Citigroup, JP Morgan, UBS, CSFB, DBSI,
BancOne, BNP, Fleet, Scotia
Bear Stearns, Lehman, CIBC, Comerica, PNC,
RBC, First Albany
CSFB, Goldman Sachs, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AW 5.75%, 2/15/2011
KEG 6.375%, 5/1/2013
MSWENE 7.375%, 9/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/21/2004
5/9/2003
11/7/2003
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                    -
 $                                                 225,000,000
Total dollar amount of any concurrent public offering
 $                                                     -
 $                                                 150,000,000
 $                                                       -
Total
 $                                                 400,000,000
 $                                                 150,000,000
 $                                                 225,000,000
Public offering price
 $                                                   100.00
 $                                                     100.00
 $                                                  100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.30%
2.75%
Rating
Ba3/BB-
Ba2/BB
Ba2/BB-
Current yield
5.75%
6.38%
7.38%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
-3.25%
1.40%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
15,000
 $                     15,000
0.00%
-3.25%
1.46%
3/31/2004
SVS II High Income Portfolio
Chicago
585,000
 $                   585,000
0.15%
-3.25%
-0.92%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
35,000
 $                     35,000
0.01%
-3.25%
-0.13%
3/31/2004
SVS II Total Return Portfolio
Chicago
60,000
 $                     60,000
0.02%
-3.25%
-0.23%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
60,000
 $                     60,000
0.02%
-3.25%
1.15%
3/31/2004
Total

770,000
 $                   770,000
0.19%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
04621X108
40157109
29530P102
Issuer
ASSURANT INC
AROGNAUT GROUP INC
ERIE INDEMNITY COMPANY
Underwriters
Morgan Stanley, CSFB, Merrill Lynch, Bear
Stearns, Citigroup, Cochran Caronia, Fortis,
Goldman Sachs, JP Morgan, Raymond James,
SunTrust
Raymond James, Cochran Caronia, Ferris Baker
Watts, William Blair, Dowling & Partners
Goldman Sachs, CSFB, Advest, Chochran Caronia,
Legg Mason, Edward D Jones, Prudential,
Raymond James
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AIZ
AGII
ERIE
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/4/2004
10/28/2003
1/29/2003
Total dollar amount of offering sold to QIBs
 $                                               1,760,000,000
 $                                                    -
 $                                                     -
Total dollar amount of any concurrent public offering
 $                                                     -
 $                                                   75,840,000
 $                                                 103,500,000
Total
 $                                               1,760,000,000
 $                                                   75,840,000
 $                                                 103,500,000
Public offering price
 $                                      22.00
 $                                          15.80
 $                                                  34.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.05%
0.87%
1.81%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







SVS II Eagle Focused Large Cap Growth Portfolio
Chicago
14,750
 $                   324,500
0.02%
14.32%
-0.91%
3/31/2004
Total

14,750
 $                   324,500
0.02%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
12686cav1
829226am1
224044bf3
Issuer
CABLEVISION SYSTEMS CORP
SINCLAIR BROADCAST GROUP
COX COMMUNICATIONS INC
Underwriters
BofA, Bear Stearns, Citigroup, Morgan Stanley,
DBSI, Barclays, SG Cowen
DBSI, JP Morgan, Wachovia
Citigroup, Merrill Lynch, Wachova,
Commerzbank, CSFB, Fleet, Lehman, Morgan
Stanley, Williams Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CVC 8%, 4/15/2012
SBGI 8%, 3/15/2012
COX 4.625%, 6/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
Joint Lead
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/30/2004
5/7/2002
5/20/2003
Total dollar amount of offering sold to QIBs
 $                                               1,000,000,000
 $                                            -
 $                                                  -
Total dollar amount of any concurrent public offering
 $                                                     -
 $                                                 650,000,000
 $                                                 600,000,000
Total
 $                                               1,000,000,000
 $                                                 650,000,000
 $                                                 600,000,000
Public offering price
 $                                                    100.00
 $                                                 100.00
 $                                             99.36
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.00%
0.65%
Rating
B3/B+
B2/B
Baa2/BBB
Current yield
8.00%
8.00%
4.65%
Benchmark vs Spread (basis points)
0bp
0bp
0bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
45,000
 $                     45,000
0.00%
0.00%
0.28%
3/31/2004
Chicago Funds







SVS II High Income Portfolio
Chicago
675,000
 $                   675,000
0.07%
0.00%
0.12%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
45,000
 $                     45,000
0.00%
0.00%
0.38%
3/31/2004
SVS II Total Return Portfolio
Chicago
65,000
 $                     65,000
0.01%
0.00%
0.00%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
185,000
 $                   185,000
0.02%
0.00%
0.15%
3/31/2004
Total

1,015,000
 $                 1,015,000
0.10%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
17243raa9
45245eaf6
252126ab3
Issuer
CINEMARK INC
IMAX CORP
DEX MEDIA WEST/FINANCE
Underwriters
Goldman Sachs, Lehman, DBSI, CIBC, BNY
CSFB, Jefferies, US Bancorp, Wachovia
DBSI, BofA, Lehman, Wachovia, Bear Stearns,
ING, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CINMRK 0%, 3/15/2014
IMXCN 9.625%, 12/1/2010
DXMW 9.875%, 8/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Joint Lead
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/29/2004
11/19/2003
8/15/2003
Total dollar amount of offering sold to QIBs
 $                                                 577,173,000
 $                                                 160,000,000
 $                                                 780,000,000
Total dollar amount of any concurrent public offering
 $
 $                                                -
 $                                                      -
Total
 $                                                 577,173,000
 $                                                 160,000,000
 $                                                 780,000,000
Public offering price
 $                                                 62.37
 $                                               100.00
 $                                            100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.69%
2.00%
Rating
Caa1/B-
B3/B-
Caa1/B
Current yield
0.00%
9.63%
9.88%
Benchmark vs Spread (basis points)
591bp
543bp
427bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







SVS II High Income Portfolio
Chicago
605,000
 $                   377,357
0.10%
-0.60%
0.12%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     24,949
0.01%
-0.60%
0.38%
3/31/2004
Total

645,000
 $                   402,306
0.11%






Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
COMCAST CORP.
COMCAST CORP.
COMCAST CORP.
Underwriters
BofA, Barclays, DBSI
JP Morgan, Merrill, Morgan Stanley, ABN, BofA, Banc One, Bk of
NY, Barclays, BNP Paribas, DBSI, Dresdner, Fleet, Goldman, RBC,
Salomon, Scotia
JP Morgan, Merrill, Morgan Stanley, BofA, Salomon, ABN, Banc
One, Barclays, BNP Paribas, BNY Capital Mkts, DBSI, Desdner,
Fleet, Goldman, RBC, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CMCSA 5.3%, 1/15/2014
CMCSA 7.05%, 3/15/2033
CMCSA 5.85%, 1/15/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
Co-manager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2003
3/12/2003
1/7/2003
Total dollar amount of offering sold to QIBs
 $                                                           -
 $                                                           -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                       1,000,000,000
 $                                                          750,000,000
 $                                                          600,000,000
Total
 $                                                       1,000,000,000
 $                                                          750,000,000
 $                                                          600,000,000
Public offering price
 $                                                    99.83
 $                                                     99.52
 $                                                      99.86
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.88%
0.63%
Rating
Baa3/BBB
Baa3/BBB
Baa3/BBB
Current yield
5.31%
7.08%
5.86%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,600,000.00
 $              1,597,312.00
0.16%
4.64%
2.59%
6/4/2003
SVS I Balanced Fund
Boston
 $                 320,000.00
 $                 319,462.00
0.03%
4.64%
2.75%
6/4/2003
SVS I Bond Portfolio
Boston
 $              1,535,000.00
 $              1,532,421.00
0.15%
5.03%
1.15%
6/5/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              1,180,000.00
 $              1,178,018.00
0.12%
4.64%
1.25%
6/4/2003
SVS II Total Return Portfolio
Chicago
 $                 990,000.00
 $                 988,337.00
0.10%
4.64%
2.64%
6/4/2003
Total

 $              5,625,000.00
 $              5,615,550.00
0.56%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
233835AW7
370425SG6
382388AP1
Issuer
DAIMLERCHRYSLER NA HLDG
GENL MOTORS ACCEPT CORP
GOODRICH CROP
Underwriters
BofA, Citigroup, DBSI, JPM
BofA, Citigroup, UBS, Barclays, BNP Banc One,
Comerica, HSBC, RBC, Scotia, TD Securities
Banc One, JPM, Salomon, BofA, BNY, Merrill,
NatCity
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DCX 6.5%, 11/15/2013
GM 5.125%, 5/9/2008
GR 7.625%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/30/2003
5/6/2003
12/4/2002
Total dollar amount of offering sold to QIBs
 $                                                    -
 $                                                    -
 $                                                         -
Total dollar amount of any concurrent public offering
 $                                                  2,000,000,000
 $                                                  1,000,000,000
 $                                                     500,000,000
Total
 $                                                  2,000,000,000
 $                                                  1,000,000,000
 $                                                     500,000,000
Public offering price
 $                                               99.97
 $                                                99.64
 $                                                 99.65
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.43%
0.33%
0.65%
Rating
A3/BBB
A3/BBB
Baa3/BBB-
Current yield
6.50%
5.14%
7.65%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                     825,000
 $                     824,736
0.04%
3.04%
1.05%
12/15/2003
SVS I Balanced Portfolio
Boston
 $                     165,000
 $                     164,947
0.01%
2.97%
1.11%
12/15/2003
SVS I Bond Portfolio
Boston
 $                     510,000
 $                     509,837
0.03%
3.03%
1.45%
12/15/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                     715,000
 $                     714,771
0.04%
3.03%
1.25%
12/15/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     500,000
 $                     499,840
0.02%
3.03%
1.58%
12/15/2003
Total

 $                  2,715,000
 $                  2,714,131
0.14%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
26439rap1
927804ex8
494550ar7
Issuer
DUKE CAPITAL CORP
VIRGINIA ELECTRIC & POWER
KINDER MORGAN ENERGY PART
Underwriters
Morgan Stanley, Citigroup, DBSI, UBS
Banc One, Merrill Lynch, McDonald
JP Morgan, Wachovia, Banc One, Barclays,
Citigroup, Harris Nesbitt, RBC, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DUK 4.302%, 5/18/2006
D 4.1%, 12/15/2008
KMP 5%, 12/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/12/2004
12/9/2003
11/18/2003
Total dollar amount of offering sold to QIBs
 $                                                         -
 $                                                          -
 $                                                       -
Total dollar amount of any concurrent public offering
 $                                                 875,000,000
 $                                                 225,000,000
 $                                                 500,000,000
Total
 $                                                 875,000,000
 $                                                 225,000,000
 $                                                 500,000,000
Public offering price
 $                                                         101.82
 $                                                           99.99
 $                                                           99.36
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.35%
0.65%
Rating
Baa3/BBB-
A3/BBB+
Baa1/BBB+
Current yield
4.22%
4.10%
5.03%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
817,000
 $                   831,901
0.09%
0.71%
1.54%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,204,000
 $                 1,225,960
0.14%
0.71%
1.38%
3/31/2004
Montgomery Street Fund







Montgomery Street Income Securities
Montgomery Street
800,000
 $                   814,591
0.09%
0.71%
1.26%
3/31/2004
Total

2,821,000
 $                 2,872,452
0.32%






Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
EL PASO PRODUCTION HLDG
CITGO PETROLEUM CORP.
SOUTHERN NATURAL GAS
Underwriters
Citigroup, CSFB, BofA, DBSI, Lehman, Scotia
CSFB, JP Morgan, BNP Paribas, BNY Capital, Mizuho, SG Cowen,
SunTrust
CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EP 7.75%, 6/1/2013
CITPET 11.375%, 2/1/2011
EP 8.875%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/20/2003
2/20/2003
2/28/2003
Total dollar amount of offering sold to QIBs
 $                                                       1,200,000,000
 $                                                          550,000,000
 $                                                          400,000,000
Total dollar amount of any concurrent public offering
 $                                                         -
 $                                                          -
 $                                                                 -
Total
 $                                                       1,200,000,000
 $                                                          550,000,000
 $                                                          400,000,000
Public offering price
 $                                                            100.00
 $                                                               99.38
 $                                                               98.72
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.13%
2.50%
Rating
B2/B+
Ba3/BB-
B1/B+
Current yield
7.75%
11.45%
8.99%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
0.14%
6/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $              1,340,000.00
 $              1,340,000.00
0.11%
0.63%
2.94%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
0.17%
6/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
2.98%
6/30/2003
Montgomery Street







Montgomery Street Income
Securities
Montgomery Street
 $                 110,000.00
 $                 110,000.00
0.01%
0.63%
0.59%
6/30/2003
Total

 $              1,600,000.00
 $              1,600,000.00
0.13%






Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
FLEXTRONICS INTL LTD
UNISYS CORP
AVAYA INC.
Underwriters
Citigroup, CSFB, Goldman, DBSI, Lehman
BofA, Salomon, Bear Stearns, BNP Paribas, DBSI, HSBC, PNC,
Royal Bank of Canada, Wachovia
Citigroup, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FLEX 6.5%, 5/15/2003
UIS 6.875%, 3/15/2010
AV 11.125%, 4/1/2009
Is the affiliate a manager or co-manager of offering?
Co-manager
Co-manager
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2003
3/12/2003
3/22/2002
Total dollar amount of offering sold to QIBs
 $                                                          400,000,000
 $                                                          -
 $                                                               -
Total dollar amount of any concurrent public offering
 $                                                               -
 $                                                          300,000,000
 $                                                          640,000,000
Total
 $                                                          400,000,000
 $                                                          300,000,000
 $                                                          640,000,000
Public offering price
 $                                                         100.00
 $                                                      99.32
 $                                                            98.81
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.50%
2.25%
Rating
Ba2/BB-
Ba1/BB+
B2/B+
Current yield
6.50%
6.92%
11.26%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                    55,000.00
 $                    55,000.00
0.01%
-2.74%
1.89%
6/30/2003
Chicago Funds







SVS II High Income Fund
Chicago
 $                 815,000.00
 $                 815,000.00
0.20%
-2.74%
2.66%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    90,000.00
 $                    90,000.00
0.02%
-2.74%
1.85%
6/30/2003
SVS II Total Return Fund
Chicago
 $                    70,000.00
 $                    70,000.00
0.02%
-2.74%
3.36%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 220,000.00
 $                 220,000.00
0.06%
-2.74%
2.31%
6/30/2003
Total

 $              1,250,000.00
 $              1,250,000.00
0.31%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
367905AA4
138747AD2
02744RAJ6
Issuer
GAYLORD ENTERTAINMENT CO
CANWEST MEDIA INC
AMERICAN MEDIA OPERATION
Underwriters
BofA, DIBC, DBSI, Citigroup, Fleet
Salomon, BofA, MBO, Nesbitt, CIBC, RBC, Scotia,
TD Securities
JPM, Bear Stearns
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GET 8% 11/15/2013
CANWES 7.625%, 4/15/2013
ENQ 8.875%, 1/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/28/2003
3/31/2003
1/16/2003
Total dollar amount of offering sold to QIBs
 $                                                     350,000,000
 $                                                     200,000,000
 $                                                     150,000,000
Total dollar amount of any concurrent public offering
 $                                                        -
 $                                                       -
 $                                                        -
Total
 $                                                     350,000,000
 $                                                     200,000,000
 $                                                     150,000,000
Public offering price
 $                                                  100.00
 $                                                    100.00
 $                                                     100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.75%
Rating
B3/B-
B1/B-
B2/B-
Current yield
8.00%
7.63%
8.88%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.01%
2.25%
-0.14%
10/31/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                       50,000
 $                       50,000
0.01%
2.25%
-0.25%
10/29/2003
SVS II High Income Portfolio
Chicago
 $                     945,000
 $                     945,000
0.27%
2.58%
0.37%
10/31/2003
SVS II Total Return Portfolio
Chicago
 $                       50,000
 $                       50,000
0.01%
2.88%
-0.10%
10/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     100,000
 $                     100,000
0.03%
2.88%
-0.25%
10/31/2003
Total

 $                  1,195,000
 $                  1,195,000
0.34%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
36155wab2
011679ad9
171871aa4
Issuer
GCI INC
ALASKA COMM SYS HLDGS
CINCINNATI BELL INC
Underwriters
DBSI, Jefferies, Blaylock, Ferris Baker, TD
Securities
CIBC, Citigroup, JP Morgan, Jefferies, Raymond
James
BofA, CSFB, Goldman, Fleet, McDonald, PNC,
RBC, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GNCMA 7.25%, 2/15/2014
ALSK 9.875%, 8/15/2011
CBB 7.25%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Blaylock
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/5/2004
8/15/2003
7/2/2003
Total dollar amount of offering sold to QIBs
 $                                                 230,000,000
 $                                                 182,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                               -
 $                                             -
 $                                                         -
Total
 $                                                 230,000,000
 $                                                 182,000,000
 $                                                 500,000,000
Public offering price
 $                                                           98.26
 $                                                           96.69
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.25%
2.00%
Rating
B2/B+
B2/B-
B2/B-
Current yield
7.38%
10.21%
7.25%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
15,000
 $                     14,740
0.01%
-0.27%
1.97%
3/31/2004
Chicago Funds







SVS II High Income Portfolio
Chicago
170,000
 $                   167,049
0.07%
-0.27%
0.94%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
10,000
 $                       9,826
0.00%
-0.27%
1.66%
3/31/2004
SVS II Total Return Portfolio
Chicago
20,000
 $                     19,653
0.01%
-0.27%
0.93%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
70,000
 $                     68,785
0.03%
-0.27%
1.92%
3/31/2004
Total

285,000
 $                   280,053
0.12%







Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
GENERAL MOTORS
THOMAS & BETTS CORP.
HCC INSURANCE HOLDINGS
Underwriters
BofA, Citigroup, JPM, Merrill, Morgan Stanley, UBS, DBSI, ABN,
BNP
BofA, CSFB, Wachovia
Salomon, Advest, Raymond James, Wells Fargo, William Blair
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GM 6.25%  7/15/2033
TNB 7.25%, 6/1/2013
HCC 1.3%, 4/1/2023
Is the affiliate a manager or co-manager of offering?
Co-manager
n/a
n/a
Name of underwriter or dealer from which purchased
Morgan Stanley
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
5/21/2003
3/25/82003
Total dollar amount of offering sold to QIBs
 $                                                             -
 $                                                             -
 $                                                              -
Total dollar amount of any concurrent public offering
 $                                                          160,000,000
 $                                                          125,000,000
 $                                                          125,000,000
Total
 $                                                          160,000,000
 $                                                          125,000,000
 $                                                          125,000,000
Public offering price
 $                                                                      25.00
 $                                                    100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.30%
2.25%
Rating
Baa1/BBB
Ba1/BBB-
N/A/A
Current yield
25.00%
7.25%
1.30%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                         550.00
 $                         138.00
0.00%
-1.11%
0.14%
6/30/2003
Chicago Funds







SVS II Total Return Fund
Chicago
 $                         725.00
 $                         181.00
0.00%
-1.11%
-0.51%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 140,000.00
 $                 138,883.00
0.09%
-1.11%
0.10%
6/30/2003
Total

 $                 141,275.00
 $                 139,202.00
0.09%








Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
GENERAL MOTORS
John Deere Capital Corp.
MAYTAG CORP.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan Stanley, BNP, CSFB, SoGen, CIBC
Bofa, CSFB, DBSI
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GM 8.25%  7/15/2023
DE 5.1%, 1/15/2013
myg 5%, 5/15/2015
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Salomon
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
1/7/2003
5/9/2003
Total dollar amount of offering sold to QIBs
 $                                              -
 $                                              -
 $                                          -
Total dollar amount of any concurrent public offering
 $                                              1,250,000,000
 $                                            650,000,000
 $                                     200,000,000
Total
 $                              1,250,000,000
 $                                       650,000,000
 $                                    200,000,000
Public offering price
 $                                      99.20
 $                                               99.84
 $                                           99.35
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.45%
0.63%
Rating
Baa1/BBB
A3/A-
Baa2/BBB
Current yield
8.32%
5.11%
5.03%








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                        765,000.00
 $                 758,895.00
0.06%
0.83%
0.14%
6/30/2003
Scudder Balanced Fund
Boston
 $                        585,000.00
 $                 580,320.00
0.05%
0.83%
-0.51%
6/30/2003
SVS I Balanced Fund
Boston
 $                           90,000.00
 $                    89,282.00
0.01%
0.83%
-0.48%
6/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                        138,000.00
 $              1,368,988.00
0.11%
0.83%
0.00%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                        860,000.00
 $                 853,137.00
0.07%
0.83%
0.08%
6/30/2003
SVS II Total Return Fund
Chicago
 $                        490,000.00
 $                 486,090.00
0.04%
0.83%
-0.51%
6/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                        140,000.00
 $                 138,883.00
0.01%
0.83%
0.10%
6/30/2003
Total

 $                     3,068,000.00
 $              4,275,595.00
0.34%







Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
GENERAL MOTORS
BOEING CO.
WEYERHAUSER CO.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan Stanley,
BNP, CSFB, SoGen, CIBC
CSFB, DBSI, JP Morgan
JP Mortan, Morgan Stanley, BofA, CIBC, DBSI, PNC, RBC,
Salomon, Scotia, TD Securities, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GM 8.375%  7/15/2033
BA 6.125%, 2/15/2033
WY 6.875% 12/15/2033
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/6/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $                                              -
 $                                                      -
 $                                             -
Total dollar amount of any concurrent public offering
 $                                                          -
 $                                                          400,000,000
 $                                                          275,000,000
Total
 $                                                       3,000,000,000
 $                                                          400,000,000
 $                                                          275,000,000
Public offering price
 $                                                             98.62
 $                                                          98.14
 $                                                        99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.88%
0.88%
Rating
Baa1/BBB
A2/A+
Baa2/BBB
Current yield
8.49%
6.24%
6.89%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,460,000.00
 $              1,439,896.00
0.05%
-0.43%
-0.51%
6/30/2003
SVS I Balanced Fund
Boston
 $                 240,000.00
 $                 236,695.00
0.01%
-0.43%
-0.48%
6/30/2003
SVS I Bond Portfolio
Boston
 $              1,795,000.00
 $              1,770,283.00
0.06%
-0.43%
0.14%
6/30/2003
Chicago Funds







SVS II Total Return Fund
Chicago
 $              1,105,000.00
 $              1,089,784.00
0.04%
-0.43%
-0.51%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $              2,015,000.00
 $              1,987,253.00
0.07%
-0.43%
0.08%
6/30/2003
SVS II High Income Fund
Chicago
 $                 450,000.00
 $                 443,804.00
0.02%
-0.43%
0.00%
6/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                    50,000.00
 $                    49,312.00
0.002%
-0.43%
0.10%
6/30/2003
Total

 $              7,115,000.00
 $              7,017,027.00
0.24%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
373298ce6
146900ab1
23331aap4
Issuer
GEORGIA-PACIFIC CORP
CASCADES INC
D.R. HORTON INC
Underwriters
Citigroup, DBSI, UBS, BofA, Goldman, JPM, Merrill
Citigroup, Scotia, BMO, BNP, CIBC, Comerica,
NBC, SoGen, TD Securities
BofA, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GP 8%, 1/15/2024
CASCN 7.25%, 2/15/2013
DHI 6.875%, 5/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/4/2003
1/31/2003
4/11/2003
Total dollar amount of offering sold to QIBs
 $                                                     500,000,000
 $                                                     450,000,000
 $                                                     -
Total dollar amount of any concurrent public offering
 $                                                  -
 $                                                      -
 $                                                     200,000,000
Total
 $                                                     500,000,000
 $                                                     450,000,000
 $                                                     200,000,000
Public offering price
 $                                                  100.00
 $                                                    100.00
 $                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.25%
1.75%
0.83%
Rating
Ba3/BB+
Ba1/NA
Ba1/BB
Current yield
8.00%
7.25%
6.88%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.01%
2.00%
1.00%
12/31/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                     230,000
 $                     230,000
0.05%
2.00%
1.00%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     955,000
 $                     955,000
0.19%
2.00%
1.93%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                       55,000
 $                       55,000
0.01%
2.00%
2.30%
12/31/2003
Total

 $                  1,290,000
 $                  1,290,000
0.26%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38143vaa7
054937ae7
172967cg4
Issuer
GOLDMAN SACHS CAPITAL
BB&T CORPORATION
CITIGROUP INC
Underwriters
Goldman Sachs, Blaylock, BNP, HSBC, Wells
Fargo, SunTrust, ING, Commerzbank, Daiwa,
DSBI, JP Morgan, Mellon, Wachovia
BB&T, Bear Stearns, Citigroup, Friedman, Keefe
Bruyette, Morgan Stanley, UBS
Citigroup, Barclays, UBS, BNP, West LB, ABN,
Natexis Banque
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GS 6.345%, 2/15/2034
BBT 5.2%, 12/23/2015
C 4.75%, 2/10/2019
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/12/2004
12/16/2003
1/30/2004
Total dollar amount of offering sold to QIBs
 $                                           -
 $                                                  -
 $                                                    -
Total dollar amount of any concurrent public offering
 $                                               2,750,000,000
 $                                               1,000,000,000
 $                                               1,350,000,000
Total
 $                                               2,750,000,000
 $                                               1,000,000,000
 $                                               1,350,000,000
Public offering price
 $                                                         100.00
 $                                                           99.60
 $                                                           99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.48%
0.40%
Rating
A1/A-
A2/A-
Aa2/A+
Current yield
6.35%
5.22%
4.76%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
930,000
 $                   930,000
0.03%
2.82%
-0.57%
3/31/2004
SVS I Balanced Portfolio
Boston
195,000
 $                   195,000
0.01%
2.82%
-0.61%
3/31/2004
SVS I Bond Portfolio
Boston
595,000
 $                   595,000
0.02%
2.82%
1.54%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
875,000
 $                   875,000
0.03%
2.82%
1.38%
3/31/2004
SVS II Total Return Portfolio
Chicago
895,000
 $                   895,000
0.03%
2.82%
-0.59%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
580,000
 $                   580,000
0.02%
2.82%
1.26%
3/31/2004
Total

4,070,000
 $                 4,070,000
0.15%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
44108EAR9
780153AN2
562567AJ6
Issuer
HOST MARRIOTT LP
ROYAL CARRIBBEAN CRUISES
MANDALAY RESORT GROUP
Underwriters
BofA, DBSI, BNY, Citigroup, Credit Lyonnais, Fleet,
Goldman, Merrill, Scotia, SoGen, UBS, Wells Fargo
Citigroup, Goldman, BofA, CSFB, Morgan Stanley,
Scotia, Wachovia
BofA, Merrill
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HMT 7.125%, 11/1/2013
RCL 8%, 5/15/2010
MBG 1.7775%, 3/21/2033
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2003
5/6/2003
3/17/2003
Total dollar amount of offering sold to QIBs
 $                                                     725,000,000
 $                                                    -
 $                                                     350,000,000
Total dollar amount of any concurrent public offering
 $                                                    -
 $                                                     250,000,000
 $                                                 -
Total
 $                                                     725,000,000
 $                                                     250,000,000
 $                                                     350,000,000
Public offering price
 $                                                             100.00
 $                                                   99.34
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.38%
2.25%
Rating
Ba3/*-/B+
Ba2/BB+
Ba2/BB+
Current yield
7.13%
8.05%
1.78%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.01%
1.29%
1.15%
12/11/2003
Chicago Funds







SVS II Total Return Portfolio
Chicago
 $                       70,000
 $                       70,000
0.01%
1.29%
2.35%
12/11/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     200,000
 $                     200,000
0.03%
6.85%
2.05%
12/31/2003
Total

 $                     320,000
 $                     320,000
0.04%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
44841saa7
44841raa9
749768aa5
Issuer
HUTCHISON WHAMP INTL LTD
HUTCHISON WHAMP INTL LTD
RABOBANK CAPITAL FUND II
Underwriters
Citigroup, Goldman, HSBC, JPM, Merrill, DBSI
HSBC
Merrill, Rabobank
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUWHY 5.45%, 11/24/2010
HUWHY 6.5%, 2/13/2013
RABOBK 5.26%, 12/29/2049
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
2/10/2003
11/14/2003
Total dollar amount of offering sold to QIBs
 $                                                  1,500,000,000
 $                                                  3,500,000,000
 $                                                  1,750,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                  1,500,000,000
 $                                                  3,500,000,000
 $                                                  1,750,000,000
Public offering price
 $                                                               99.74
 $                                                               99.54
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.30%
0.60%
Rating
A3/A-
A3/A-
Aa2/AA
Current yield
5.46%
6.53%
5.26%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







SVS I Balanced Portfolio
Boston
 $                     270,000
 $                     269,301
0.02%
2.26%
3.33%
12/31/2003
SVS I Bond Portfolio
Boston
 $                     830,000
 $                     827,850
0.06%
2.26%
0.86%
12/31/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                  1,355,000
 $                  1,351,491
0.09%
2.26%
0.75%
12/31/2003
Total

 $                  2,455,000
 $                  2,448,642
0.16%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
44841sab5
44841raa9
749768aa5
Issuer
HUTCHISON WHAMP INTL LTD
HUTCHISON WHAMP INTL LTD
RABOBANK CAPITAL FUND II
Underwriters
Citigroup, Goldman, HSBC, JPM, Merrill, DSBI
HSBC
Merrill, Rabobank
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUWHY 6.25%, 1/24/2014
HUWHY 6.5%, 2/13/2013
RABOBK 5.26%, 12/29/2049
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
2/10/2003
11/14/2003
Total dollar amount of offering sold to QIBs
 $                                                  2,000,000,000
 $                                                  3,500,000,000
 $                                                  1,750,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                  2,000,000,000
 $                                                  3,500,000,000
 $                                                  1,750,000,000
Public offering price
 $                                                               99.90
 $                                                               99.54
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.30%
0.60%
Rating
A3/A-
A3/A-
Aa2/AA
Current yield
6.26%
6.53%
5.26%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                  2,180,000
 $                  2,177,755
0.11%
1.21%
2.65%
12/18/2003
SVS I Balanced Portfolio
Boston
 $                     430,000
 $                     429,557
0.02%
0.59%
1.20%
12/4/2003
SVS I Bond Portfolio
Boston
 $                  1,335,000
 $                  1,333,625
0.07%
1.20%
1.15%
12/18/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                  1,160,000
 $                  1,158,805
0.06%
-0.22%
-0.50%
12/1/2003
SVS II Total Return Portfolio
Chicago
 $                  1,240,000
 $                  1,238,723
0.06%
-0.22%
1.31%
12/1/2003
Total

 $                  6,345,000
 $                  6,338,465
0.32%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
542514er1
126671b39
004375al5
Issuer
LONG BEACH MORTGAGE LOAN TRUST
COUNTRYWIDE ASSET-BACKED CERT
ACCREDITED MORTGAGE LOAN TRUST
Underwriters
Greenwich, Washington Mutual
CountryWide, JP Morgan, Lehman
Lehman, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LBMLT 1.4%, 3/25/2034
CWL 1.2%, 5/25/2021
ACCR 1.45%, 6/25/2033
Is the affiliate a manager or co-manager of offering?
Trustee
N/A
N/A
Name of underwriter or dealer from which purchased
Greenwich Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/16/2004
6/25/2003
5/28/2003
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                               1,000,000,000
 $                                                 179,000,000
 $                                                 110,037,000
Total
 $                                               1,000,000,000
 $                                                 179,000,000
 $                                                 110,037,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.10%
0.35%
Rating
Aaa/AAA
AAA
Aaa/AAA
Current yield
1.40%
1.20%
1.45%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
2,565,000
 $                 2,565,000
0.26%
0.16%
0.13%
3/31/2004
SVS I Balanced Portfolio
Boston
530,000
 $                   530,000
0.05%
0.16%
0.18%
3/31/2004
SVS I Bond Portfolio
Boston
1,675,000
 $                 1,675,000
0.17%
0.16%
1.40%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
2,350,000
 $                 2,350,000
0.24%
0.16%
1.38%
3/31/2004
SVS II Total Return Portfolio
Chicago
2,475,000
 $                 2,475,000
0.25%
0.16%
0.14%
3/31/2004
Total

9,595,000
 $                 9,595,000
0.96%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
59156rag3
743674ar4
416515aj3
Issuer
METLIFE INC
PROTECTIVE LIFE CORP
HARTFORD FINL SVCS GRP
Underwriters
BofA, Banc One, Merrill, DBSI
Merrill, Morgan Stanley
BofA, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MET 5%, 11/24/2013
PL 4.3%, 6/1/2013
HIG 2.375%, 6/1/2006
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
5/20/2003
5/19/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                     500,000,000
 $                                                     250,000,000
 $                                                     250,000,000
Total
 $                                                     500,000,000
 $                                                     250,000,000
 $                                                     250,000,000
Public offering price
 $                                                               99.04
 $                                                               99.54
 $                                                               99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.65%
0.45%
Rating
A2/A
A3/A
A3/A-
Current yield
5.05%
4.32%
2.38%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







SVS I Balanced Portfolio
Boston
 $                     345,000
 $                     341,685
0.07%
0.18%
0.00%
11/19/2003
SVS I Bond Portfolio
Boston
 $                  1,295,000
 $                  1,282,555
0.26%
0.18%
0.00%
11/19/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                  1,615,000
 $                  1,599,480
0.32%
0.18%
0.00%
11/19/2003
 Total

 $              3,255,000.00
 $              3,223,720.00
0.64%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
594079ab1
73942gaa0
58984waa5
Issuer
MICHAEL FOODS
PPC ESCROW CORP
MERISANT COMPANY
Underwriters
BofA, DBSI, UBS
CSFB
CSFB, Banc One, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MICFOO 8%, 11/15/2013
CHX 9.25%, 11/15/2013
MERISA 9.5%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/6/2003
11/6/2003
6/27/2003
Total dollar amount of offering sold to QIBs
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     225,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     225,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
3.00%
Rating
B3/B-
B2/B+
B3/B-
Current yield
8.00%
9.25%
9.50%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.03%
1.84%
1.01%
11/19/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                       50,000
 $                       50,000
0.03%
6.89%
1.93%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     950,000
 $                     950,000
0.63%
6.07%
4.07%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                       50,000
 $                       50,000
0.03%
5.85%
2.75%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     100,000
 $                     100,000
0.07%
5.57%
2.36%
12/31/2003
Total

 $                  1,200,000
 $                  1,200,000
0.80%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
600814ah0
50154maa8
011679ad9
Issuer
MILLICOM INTL CELLULAR
KYIVSTAR GSM
ALASKA COMM SYS HLDGS
Underwriters
Morgan Stanley, Citigroup, CSFB, DBSI
Dresdner
CIBC, Citigroup, JPM, Jeffereies, Raymond James
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MICC 10%, 12/1/2013
OKST 12.75%, 11/21/2005
ALSK 9.875%, 8/15/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
11/5/2002
8/15/2003
Total dollar amount of offering sold to QIBs
 $                                                     550,000,000
 $                                                     160,000,000
 $                                                     182,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     550,000,000
 $                                                     160,000,000
 $                                                     182,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                               96.69
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.00%
2.25%
Rating
(P) B3/B-
B2/B
B2/B-
Current yield
10.00%
12.75%
10.21%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.01%
5.50%
0.86%
12/31/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                       50,000
 $                       50,000
0.01%
5.50%
0.75%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                  1,450,000
 $                  1,450,000
0.26%
5.50%
3.44%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                       55,000
 $                       55,000
0.01%
5.50%
3.55%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     150,000
 $                     150,000
0.03%
5.50%
1.32%
12/31/2003
Total

 $                  1,755,000
 $                  1,755,000
0.32%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
629855AD9
297659AKO
60036NAJ0
Issuer
NALCO COMPANY
ETHYL CORPORATION
MILLENNIUM AMERICA INC
Underwriters
BofA, Citigroup, DBSI, Goldman, JPM, UBS, Banc
One, Credit Lyonnais, RBS
CSFB, SunTrust, UBS
BofA, JPM BNP, Credit Lyonnais, Daiwa, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NLC 7.75%, 11/15/2011
EY 8.875%, 5/1/2010
MCH 9.25%, 6/15/2088
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2003
4/15/2003
4/22/2003
Total dollar amount of offering sold to QIBs
 $                                                     665,000,000
 $                                                     150,000,000
 $                                                     100,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     665,000,000
 $                                                     150,000,000
 $                                                     100,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                             109.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
1.50%
Rating
B2/B
B2/B
NA/BB
Current yield
7.75%
8.88%
8.49%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.01%
6.50%
1.01%
12/11/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                     950,000
 $                     950,000
0.14%
6.50%
3.35%
12/11/2003
SVS II Total Return Portfolio
Chicago
 $                       50,000
 $                       50,000
0.01%
6.50%
1.21%
12/11/2003
Montgomery Street Fund







Montgomery Street Income Securities
Montgomery Street
 $                     105,000
 $                     105,000
0.02%
6.50%
1.38%
12/11/2003
Total

 $                  1,155,000
 $                  1,155,000
0.17%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65332vbf9
600814ah0
65332vbd4
Issuer
NEXTEL COMMUNICATIONS
MILLICOM INTL CELLULAR
NEXTEL COMMUNICATIONS
Underwriters
CSFB, JP Morgan, Citigroup, DBSI, Scotia,
Wachovia
Morgan Stanley, Citigroup, CSFB, DBSI
Bear Stearns, Goldman Sachs, Morgan Stanley,
UBS, BofA, CSFB, JP Morgan, Lehman,
Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NXTL 5.95%, 3/15/2014
MICC 10%, 12/1/2013
NXTL 7.375%, 8/1/2015
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/16/2004
11/19/2003
7/22/2003
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                 550,000,000
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                 500,000,000
 $                                                                -
 $                                               2,000,000,000
Total
 $                                                 500,000,000
 $                                                 550,000,000
 $                                               2,000,000,000
Public offering price
 $                                                           97.80
 $                                                         100.00
 $                                                           99.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.00%
1.50%
Rating
B2/BB
B3/B-
B2/BB
Current yield
6.08%
10.00%
7.39%
Benchmark vs Spread (basis points)
249bp
263bp
269bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
25,000
 $                     24,449
0.01%
1.49%
-0.14%
3/31/2004
Chicago Funds







SVS II High Income Portfolio
Chicago
1,135,000
 $                 1,109,973
0.23%
1.49%
0.47%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
75,000
 $                     73,346
0.02%
1.49%
0.38%
3/31/2004
SVS II Total Return Portfolio
Chicago
40,000
 $                     39,118
0.01%
1.49%
0.79%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
120,000
 $                   117,354
0.02%
1.49%
-0.25%
3/31/2004
Total

1,395,000
 $                 1,364,240
0.28%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
6699902a0
66987wau1
126671p83
Issuer
NOVASTAR HOME EQUITY
NOVASTAR HOME EQUITY LOAN
COUNTRYWIDE ASSET-BACKED CERT
Underwriters
Greenwich, DBSI, Wachovia, Morgan Stanley
Wachovia, Greenwich, Morgan Stanley
CountryWide
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NNIMS 4.45%, 2/26/2034
NHEL 4.25%, 9/25/2033
CWL 6.75%, 12/25/2018
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Greenwich
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/30/2004
6/12/2003
10/3/2003
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                 156,600,000
 $                                                   15,000,000
 $                                                   11,421,562
Total
 $                                                 156,600,000
 $                                                   15,000,000
 $                                                   11,421,562
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.29
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
0.60%
1.25%
Rating
A-
Baa1/BBB+
Baa2/BBB
Current yield
4.45%
4.25%
6.87%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
605,000
 $                   605,000
0.39%
0.00%
0.72%
3/31/2004
SVS I Bond Portfolio
Boston
1,130,000
 $                 1,130,000
0.72%
0.00%
1.97%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,655,000
 $                 1,655,000
1.06%
0.00%
1.87%
3/31/2004
Total

3,390,000
 $                 3,390,000
2.16%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
694308ge1
842434ce0
677415cj8
Issuer
PACIFIC GAS & ELECTRIC
SOUTHERN CALIF GAS CO
OHIO POWER COMPANY
Underwriters
Lehman, UBS, Citigroup, Banc One, CSFB, ABN,
Barclays, BNP, DBSI, BNY, Blaylock
Merrill Lynch, AG Edwards, Dresdner Kleinwort,
KBC Financial
Barclays, Morgan Stanley, ABN, Den Danske
Bank, RBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PCG 6.05%, 3/1/2034
SRE 4.375%, 1/15/2011
AEP 6.275%, 7/15/2033
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/18/2004
12/10/2003
7/8/2003
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                                -
 $                                                 300,000,000
Total dollar amount of any concurrent public offering
 $                                               3,000,000,000
 $                                                 250,000,000
 $                                                                -
Total
 $                                               3,000,000,000
 $                                                 250,000,000
 $                                                 300,000,000
Public offering price
 $                                                           99.51
 $                                                           99.97
 $                                                           99.84
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.38%
0.65%
Rating
Baa2/BBB
A1/A+
Baa2/BBB
Current yield
6.08%
4.38%
4.73%
Benchmark vs. Spread (basis points)
140bp
100bp
54bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
1,958,000
 $                 1,948,445
0.07%
1.64%
0.30%
3/31/2004
SVS I Balanced Portfolio
Boston
389,000
 $                   387,102
0.01%
1.64%
0.35%
3/31/2004
SVS I Bond Portfolio
Boston
1,235,000
 $                 1,228,973
0.04%
1.64%
0.00%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,891,000
 $                 1,881,772
0.06%
1.64%
-0.08%
3/31/2004
SVS II Total Return Portfolio
Chicago
1,843,000
 $                 1,834,006
0.06%
1.64%
0.32%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
1,250,000
 $                 1,243,900
0.04%
1.64%
-0.10%
3/31/2004
Total

8,566,000
 $                 8,524,198
0.29%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
72347caa2
58984waa5
122394ac3
Issuer
PINNACLE FOODS HOLDING
MERISANT COMPANY
BURNS PHILP CAP PTY/US
Underwriters
DBSI, JPM
CSFB, Banc One, Wachovia
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PFHC 8.25%, 12/1/2013
MERISA 9.5%, 7/15/2013
BURPHI 9.5%, 11/15/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/20/2003
6/27/2003
6/2/2003
Total dollar amount of offering sold to QIBs
 $                                                     200,000,000
 $                                                     225,000,000
 $                                                     100,000,000
Total dollar amount of any concurrent public offering
 $                                              -
 $                                               -
 $                                                -
Total
 $                                                     200,000,000
 $                                                     225,000,000
 $                                                     100,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
3.00%
2.50%
Rating
B3/B
B3/B-
B2/NA
Current yield
8.25%
9.50%
9.50%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.03%
3.50%
0.57%
12/31/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                       50,000
 $                       50,000
0.03%
3.50%
0.50%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     950,000
 $                     950,000
0.48%
3.50%
3.44%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                       50,000
 $                       50,000
0.03%
3.50%
4.00%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     100,000
 $                     100,000
0.05%
3.50%
1.12%
12/31/2003
Total

 $                  1,200,000
 $                  1,200,000
0.60%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
729136ag6
729136ad3
085790ak9
Issuer
PLIANT CORP
PLIANT CORP
BERRY PLASTICS
Underwriters
CSFB, DBSI, JP Morgan
JP Morgan, DBSI, CSFB
Goldman Sachs, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PLIANT 0%, 6/15/2009
PLIANT 11.125%, 9/1/2009
BERRY 10.75%, 7/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead
Co-Manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/6/2004
5/22/2003
11/10/2003
Total dollar amount of offering sold to QIBs
 $                                                 306,000,000
 $                                                 250,000,000
 $                                                   85,000,000
Total dollar amount of any concurrent public offering
 $                                             -
 $                                              -
 $                                            -
Total
 $                                                 306,000,000
 $                                                 250,000,000
 $                                                   85,000,000
Public offering price
 $                                                           73.63
 $                                                         100.00
 $                                                         112.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.50%
2.25%
Rating
B3/B
B3/B-
B3/B-
Current yield
0.00%
11.13%
9.60%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
20,000
 $                     14,725
0.01%
8.66%
1.69%
3/31/2004
Chicago Funds







SVS II High Income Portfolio
Chicago
300,000
 $                   220,881
0.10%
8.66%
0.94%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
20,000
 $                     14,725
0.01%
8.66%
1.23%
3/31/2004
SVS II Total Return Portfolio
Chicago
30,000
 $                     22,088
0.01%
8.66%
-0.05%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
105,000
 $                     77,308
0.03%
8.66%
1.61%
3/31/2004
Total

475,000
 $                   349,728
0.16%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
729416ad9
820280ad7
552075aa1
Issuer
PLY GEM INDUSTRIES INC
SHAW GROUP INC
WILLIAM LYON HOMES
Underwriters
DBSI, UBS, CIBC, Merrill Lynch
CSFB, UBS, BMO, BNP, US Bancorp, Credit
Lyonnais
UBS, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PLYGEM 9%, 2/15/2012
SGR 10.75%, 3/15/2010
WLS 10.75%, 4/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/5/2004
3/12/2003
3/12/2003
Total dollar amount of offering sold to QIBs
 $                                                 225,000,000
 $                                                 253,029,000
 $                                            -
Total dollar amount of any concurrent public offering
 $                                      -
 $                                              -
 $                                                 250,000,000
Total
 $                                                 225,000,000
 $                                                 253,029,000
 $                                                 250,000,000
Public offering price
 $                                        100.00
 $                                         98.80
 $                                              98.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
2.75%
Rating
B3/B-
Ba2/BB-
B3/B-
Current yield
9.00%
10.88%
10.91%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
0.50%
1.97%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
0.50%
1.96%
3/31/2004
SVS II High Income Portfolio
Chicago
485,000
 $                   485,000
0.22%
0.50%
0.94%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
30,000
 $                     30,000
0.01%
0.50%
1.66%
3/31/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
0.50%
0.93%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
50,000
 $                     50,000
0.02%
0.50%
1.92%
3/31/2004
Total

600,000
 $                   600,000
0.27%







Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
PRUDENTIAL FINANCIAL INC.
PROTECTIVE LIFE CORP.
HARTFORD FINL SVCS GRP
Underwriters
BofA, Citigroup, JPM, Wachovia, DBSI, ABN, Lehnman, Goldman,
BNP Paribas, Fleet
Merrill, Morgan Stanley
BofA, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PRU 4.5%, 7/15/2013
PL 4.3%, 6/1/2013
HIG 2.375%, 6/1/2006
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/30/2003
5/20/2003
5/19/2003
Total dollar amount of offering sold to QIBs
 $                                              -
 $                                                     -
 $                                             -
Total dollar amount of any concurrent public offering
 $                                                          500,000,000
 $                                                          250,000,000
 $                                                          250,000,000
Total
 $                                                          500,000,000
 $                                                          250,000,000
 $                                                          250,000,000
Public offering price
 $                                               99.83
 $                                              99.54
 $                                                  99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.65%
0.45%
Rating
A3/A-
A3/A
A3/A-
Current yield
4.51%
4.32%
2.38%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Balanced Fund
Boston
 $                 410,000.00
 $                 409,307.00
0.08%
N/A**
N/A**
6/30/2003
SVS I Bond Portfolio
Boston
 $              1,550,000.00
 $              1,547,381.00
0.31%
N/A**
N/A**
6/30/2003
Chicago Funds




N/A**
N/A**

SVS II Fixed Income Portfolio
Chicago
 $              1,930,000.00
 $              1,926,738.00
0.39%
N/A**
N/A**
6/30/2003
SVS II Total Return Fund
Chicago
 $              1,960,000.00
 $              1,945,280.00
0.39%
N/A**
N/A**
6/30/2003
Total

 $              5,850,000.00
 $              5,828,706.00
1.17%








Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
RELIANT RESOURCES INC.
SOUTHERN NATURAL GAS
CITGO PETROLEUM CORP.
Underwriters
BofA, Goldman, DBSI, Barclays
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
CSFB, JPM, BNP Paribas, BNY, Mizuho Securities, SG Cowen,
SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
RRI 9.25%, 7/15/2010
EP 8.875%, 3/15/2010
CITPET 11.375%, 2/1/2011
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/28/2003
2/20/2003
Total dollar amount of offering sold to QIBs
 $                                          550,000,000
 $                                       400,000,000
 $                                        550,000,000
Total dollar amount of any concurrent public offering
 $                                                  -
 $                                                   -
 $                                                           -
Total
 $                                      550,000,000
 $                                          400,000,000
 $                                         550,000,000
Public offering price
 $                                              100.00
 $                                              98.72
 $                                                          99.38
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
2.50%
2.13%
Rating
B1/B
B1/B+
Ba3/BB-
Current yield
9.25%
8.99%
11.45%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
0.14%
6/30/2003
Chicago Funds







SVS II High Income Fund
Chicago
 $                 895,000.00
 $                 895,000.00
0.16%
1.17%
0.00%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
0.08%
6/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
-0.51%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    95,000.00
 $                    95,000.00
0.02%
1.17%
0.10%
6/30/2003
Total

 $              1,140,000.00
 $              1,140,000.00
0.21%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74924pal6
004375al5
66987waq0
Issuer
RESIDENTIAL ASSET SECURITIES CORP
ACCREDITED MORTGAGE LOAN TRUST
NOVASTAR HOME EQUITY LOAN
Underwriters
JP Morgan, DBSI, Bear Stearns, Residential
Funding
Lehman, CSFB
Wachovia, Greenwich, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
RASC 1.38%, 2/25/2034
ACCR 1.47%, 6/25/2033
NHEL 1.46%, 9/25/2033
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Resdential Funding
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/13/2004
5/30/2003
6/12/2003
Total dollar amount of offering sold to QIBs
 $                                       -
 $                                            -
 $                                                -
Total dollar amount of any concurrent public offering
 $                                                 150,350,000
 $                                                 110,037,000
 $                                                 320,000,000
Total
 $                                                 150,350,000
 $                                                 110,037,000
 $                                                 320,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.35%
0.23%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
1.38%
1.47%
1.46%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
1,460,000
 $                 1,460,000
0.97%
0.00%
1.54%
3/31/2004
Total

1,460,000
 $                 1,460,000
0.97%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
853258ae1
594079ab1
73942gaa0
Issuer
STANDARD COMMERCIAL CORP
MICHAEL FOODS
PPC ESCROW CORP
Underwriters
DBSI, ING
BofA, DBSI, UBS
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
STW 8%, 4/15/2012
MICFOO 8%, 11/15/2013
CHX 9.25%, 11/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
Joint Lead
N/A
Name of underwriter or dealer from which purchased
ING
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/19/2004
11/6/2003
11/6/2003
Total dollar amount of offering sold to QIBs
 $                                                 150,000,000
 $                                                 150,000,000
 $                                                 100,000,000
Total dollar amount of any concurrent public offering
 $                                                  -
 $                                                   -
 $                                                   -
Total
 $                                                 150,000,000
 $                                                 150,000,000
 $                                                 100,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.13%
2.75%
2.25%
Rating
Ba3/BB+
B3/B-
B2/B+
Current yield
8.00%
8.00%
9.25%
Benchmark vs Spread (basis points)
460bp
510bp
370bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.01%
3.75%
0.00%
3/31/2004
Chicago Funds







SVS II High Income Portfolio
Chicago
390,000
 $                   390,000
0.26%
3.75%
0.12%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
25,000
 $                     25,000
0.02%
3.75%
0.13%
3/31/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
3.75%
1.21%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
40,000
 $                     40,000
0.03%
3.75%
-0.05%
3/31/2004
Total

480,000
 $                   480,000
0.32%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
857689aq6
723456aa7
780153an2
Issuer
STATION CASINOS
PINNACLE ENTERTAINMENT
ROYAL CARIBBEAN CRUISES
Underwriters
DBSI, BofA
Bear Stearns, BofA, Lehman, SG Cowen, CIBC,
UBS
Citigroup, Goldman, BofA, CSFB, Morgan
Stanley, Scotia, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
STN 6.5%, 2/1/2014
PNK 8.75%, 10/1/2013
RCL 8%, 5/15/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2004
9/19/2003
5/6/2003
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                 135,000,000
 $                                                  -
Total dollar amount of any concurrent public offering
 $                                         -
 $                                                 -
 $                                                 250,000,000
Total
 $                                                 400,000,000
 $                                                 135,000,000
 $                                                 250,000,000
Public offering price
 $                                            100.00
 $                                      98.37
 $                                            99.34
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.88%
2.03%
1.38%
Rating
B1/B+
Caa1/CCC+
Ba2/BB+
Current yield
6.50%
8.90%
8.05%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
25,000
 $                     25,000
0.01%
2.90%
-0.84%
1/28/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
30,000
 $                     30,000
0.01%
3.50%
-0.24%
1/23/2004
SVS II High Income Portfolio
Chicago
980,000
 $                   980,000
0.25%
3.22%
0.00%
1/28/2004
SVS II Strategic Income Portfolio
Chicago
65,000
 $                     65,000
0.02%
3.20%
-0.92%
1/28/2004
SVS II Total Return Portfolio
Chicago
35,000
 $                     35,000
0.01%
2.91%
-0.55%
1/28/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
100,000
 $                   100,000
0.03%
3.06%
-0.65%
1/28/2004
Total

1,235,000
 $                 1,235,000
0.31%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
902118bj6
224044bf3
382388ap1
Issuer
TYCO INTL GROUP SA
COX COMMUNICATIONS INC
GOODRICH CORP
Underwriters
JPM, Morgan Stanely, UBS, ABN, BofA, Blaylock
Partners, Citigroup, DBSI, Goldman
Citigroup, Merrill, Wachovia, Commerzbank, CSFB,
Fleet, Lehman, Morgan Stanley
Banc One, JPM, Citigroup, BofA, BNY, Merrill,
Natcity
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TYC 6%, 11/15/2013
COX 4.625%, 6/1/2013
GR 7.625%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/6/2003
5/20/2003
12/4/2002
Total dollar amount of offering sold to QIBs
 $                                                  1,000,000,000
 $                                                      -
 $                                                   -
Total dollar amount of any concurrent public offering
 $                                                     -
 $                                                     600,000,000
 $                                                     500,000,000
Total
 $                                                  1,000,000,000
 $                                                     600,000,000
 $                                                     500,000,000
Public offering price
 $                                                 99.57
 $                                               99.36
 $                                                  99.65
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
Ba2/BBB-
Baa2/BBB
Baa3/BBB-
Current yield
6.03%
4.65%
7.65%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                     335,000
 $                     333,556
0.03%
3.45%
2.63%
12/31/2003
SVS I Balanced Fund
Boston
 $                     115,000
 $                     114,504
0.01%
3.45%
2.47%
12/31/2003
SVS I Bond Fund
Boston
 $                     435,000
 $                     433,125
0.04%
3.45%
1.88%
12/31/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                  1,605,000
 $                  1,598,082
0.16%
3.45%
1.93%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                     360,000
 $                     358,448
0.04%
3.45%
2.75%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                       25,000
 $                       24,892
0.00%
3.45%
2.36%
12/31/2003
Total

 $                  2,875,000
 $                  2,862,607
0.29%







Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
UNUMPROVIDENT CORP.
EMPIRE DISTRICT ELECTRIC CO.
ANHEUSER-BUSCH COS INC.
Underwriters
Goldman, BofA, DBSI, Merrill, Morgan Stanley, SunTrust
BofA, Edward Jones, Stifel Nicolaus
BofA, Banc One, Citigroup, Edward Jones, JP Morgan, SunTrust,
UBS Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
UNM 8.25%, 5/15/2006
EDE 7.05%, 12/15/2022
BUD 5.35%, 5/15/2023
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/1/2003
12/18/2002
5/1/2003
Total dollar amount of offering sold to QIBs
 $                                                           -
 $                                                        -
 -
Total dollar amount of any concurrent public offering
 $                                              20,000,000
 $                                             50,000,000
 $                                             180,000,000
Total
 $                                             20,000,000
 $                                             50,000,000
 $                                      180,000,000
Public offering price
 $                                                    25.00
 $                                                  100.00
 $                                                  100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
2.90%
2.90%
Rating
Baa3/BBB0
Baa2/BBB-
A1/A+
Current yield
33.00%
7.05%
5.35%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                         135.00
 $                           34.00
0.001%
6.80%
1.16%
5/14/2003
Chicago Funds







SVS II High Income Fund
Chicago
 $                      5,260.00
 $                      1,315.00
0.03%
6.80%
0.54%
5/14/2003
SVS II Fixed Income Portfolio
Chicago
 $                         230.00
 $                           58.00
0.001%
6.80%
1.18%
5/14/2003
Total

 $                      5,625.00
 $                      1,407.00
0.03%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
91879qag4
780153ap7
913405aa4
Issuer
VAIL RESORTS INC
ROYAL CARIBBEAN CRUISES
UNIVERSAL CITY DEVELOPMENT
Underwriters
BofA, DBSI, Bear Stearns, Lehman, Piper Jaffray,
Wells Fargo
Citigroup, CSFB, Goldman, MWD, ABN, BNP
BofA, JP Morgan, CSFB, Scotia, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MTN 6.75%, 2/15/2014
RCL 6.875%, 12/1/2013
UCD 11.75%, 4/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2004
11/18/2003
3/21/2003
Total dollar amount of offering sold to QIBs
 $                                                 390,000,000
 $                                                         -
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                       -
 $                                                 350,000,000
 $                                                   -
Total
 $                                                 390,000,000
 $                                                 350,000,000
 $                                                 500,000,000
Public offering price
 $                                                        100.00
 $                                            100.00
 $                                                    98.83
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.25%
2.75%
Rating
B2/B
Ba2/BB+
B2/B-
Current yield
6.75%
6.88%
11.89%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
25,000
 $                     25,000
0.01%
-0.23%
-0.14%
2/20/2004
Chicago Funds







SVS II High Income Portfolio
Chicago
770,000
 $                   770,000
0.20%
0.27%
-1.04%
2/20/2004
SVS II Strategic Income Portfolio
Chicago
50,000
 $                     50,000
0.01%
0.00%
-0.29%
3/31/2004
SVS II Total Return Portfolio
Chicago
35,000
 $                     35,000
0.01%
0.00%
0.51%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
120,000
 $                   120,000
0.03%
0.00%
1.05%
3/31/2004
Total

1,000,000
 $                 1,000,000
0.26%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
91911tae3
013716au9
013716at2
Issuer
VALE OVERSEAS LIMITED
ALCAN INC
ALCAN INC
Underwriters
Merrill Lynch, DBSI, JP Morgan, Morgan Stanley
Citigroup, Morgan Stanley, RBC, ABN, CIBC,
UBS, TD Securities, Scotia, SoGen
Citigroup, Morgan Stanley, RBC, ABN, CIBC,
UBS, TD Securities, Scotia, SoGen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CVRD 8.25%, 1/17/2034
AL 6.125%, 12/15/2033
AL 5.2%, 1/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/9/2004
12/3/2003
12/3/2003
Total dollar amount of offering sold to QIBs
 $                                              -
 $                                                     -
 $                                              -
Total dollar amount of any concurrent public offering
 $                                                 500,000,000
 $                                                 750,000,000
 $                                                 500,000,000
Total
 $                                          500,000,000
 $                                                 750,000,000
 $                                                 500,000,000
Public offering price
 $                                         98.90
 $                                       98.81
 $                                             99.79
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.70%
0.88%
0.45%
Rating
Ba2
Baa1/A-
Baa1/A-
Current yield
8.34%
6.20%
5.21%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
40,000
 $                     39,562
0.01%
-9.27%
0.42%
2/11/2004
Chicago Funds







SVS II High Income Portfolio
Chicago
1,810,000
 $                 1,790,162
0.36%
-0.16%
-0.35%
3/31/2004
SVS II Total Return Portfolio
Chicago
60,000
 $                     59,342
0.01%
-0.16%
1.21%
3/31/2004
Total

1,910,000
 $                 1,889,066
0.38%







Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
HARTFORD FINANCIAL SERVICES GROUP
CHUBB CORP.
ERIE INDEMNITY COMPANY
Underwriters
Goldman, Citigroup, Merrill, AG Edwards, BofA, DBSI, Edward Jones, JP Morgan, Morgan Stanley, UBS Warburg, Wachovia, Wells Fargo
Citigroup, Goldman, Merrill, Bear Stearns, CSFB, DBSI, Morgan
Stanley, Wachovia
Goldman, CSFB, Advest, Cochran Caronia, Legg Mason
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HIG US
CB US
ERIE US
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/20/2003
6/18/2003
1/29/2003
Total Offering
 $                              1,100,010,000
 $                                       803,250,000
 $                                  103,500,000
Public offering price
 $                                          45.50
 $                                          59.50
 $                                          34.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
 $                                      1.46
 $                                                 2.38
 $                                                  1.81








Fund Specific Information







Board
Shares Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Growth and Income Portfolio
Boston
                         3,800.00
 $                 172,900.00
0.016%
12.30%
5.09%
6/30/2003
Total

                         3,800.00
 $                 172,900.00
0.02%







Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
BENFIELD GROUP LTD.
UNUMPROVIDENT CORP.
AXIS CAPITAL HOLDINGS LTD.
Underwriters
Merrill, Morgan Stanley, DBAG, Fox-Pitt Kelton, Merrill
Goldman Sachs, BofA, Morgan Stanley, DBSI, Merrill, SunTrust
Citigroup, Morgan Stanley, CSFB, JPM, Merrill, Dowling & Partners,
Fox-Pitt Kelton
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BFD LN
UNM US
AXS US
Is the affiliate a manager or co-manager of offering?
Co-lead
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/13/2003
5/1/2003
6/30/2003
Total dollar amount of offering sold to QIBs
 $                                                -
 $                                              -
 $                                                        -
Total dollar amount of any concurrent public offering
 $                                                   -
 $                                                    -
 $                                                -
Total Offering
 $                                     156,966,000
 $                                          500,032,500
 $                                            473,000,000
Public offering price
 $                                                      4.18
 $                                                    10.88
 $                                                    22.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
 $                                              0.1568
 $                                            0.516
 $                                                1.32








Fund Specific Information







Board
Shares Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Global Discovery Fund
Boston
124,600.00
 $                 520,828.00
0.33%
12.80%
-1.67%
6/30/2003
Total

124,600.00
 $                 520,828.00
0.33%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
7268298
2618704
121505
Issuer
PUBLIC POWER CORP
AGL RESOURCES INC
CONSOLIDATED WATER CO
Underwriters
Alpha Bank A.E. (Greece), Morgan Stanley, DBSI,
UBS AG, National Bank of Greece SA
BofA, Morgan Stanley, Credit Lyonnais, CSFB, JPM,
SunTrust
Janney Montgomery, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Public Power Corp
AGL Resources Inc
Consolidated Water Co
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2003
2/11/2003
6/30/2003
Total dollar amount of offering sold to QIBs
 $                                    641,180,920
 $                                   5,600,000
 $                     1,770,000
Total dollar amount of any concurrent public offering
 $                                       -
 $                                    -
 $                                       -
Total
 $                                    641,180,920
 $                                      5,600,000
 $                                      1,770,000
Public offering price
 $                                                20.62
 $                                          22.00
 $                                          14.75
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.56%
0.77%
0.80%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Global Discovery Portfolio
Boston
 $                       11,100
 $                     228,882
0.04%
12.00%
9.26%
12/31/2003
Total

 $                       11,100
 $                     228,882
0.04%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
G05384105
171232101
416515104
Issuer
ASPEN INSURANCE HOLDINGS LTD
CHUBB CORP
HARTFORD FINANCIAL SVCS GRP
Underwriters
CSFB, Goldman, DBSI, Dowling, Fox-Pitt, Keefe,
UBS
Citigroup, Goldman, Merrill, Bear Stearns, CSFB,
DBSI, Morgan, Wachovia
Goldman, Citigroup, Merrill
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AHL
CB
HIG
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/3/2003
6/18/2003
5/20/2003
Total dollar amount of offering sold to QIBs
 $                                     236,790,000
 $                                803,250,000
 $                            1,100,010,000
Total dollar amount of any concurrent public offering
 $                                              -
 $                                             -
 $                                        -
Total
 $                                               236,790,000
 $                                                  803,250,000
 $                                               1,100,010,000
Public offering price
 $                                              22.50
 $                                          13.50
 $                                                45.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.31%
0.48%
1.46%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







SVS II Aggressive Growth Portfolio
Chicago
 $                         2,200
 $                       49,500
0.02%
17.72%
0.96%
12/31/2003
SVS II Small Cap Growth Portfolio
Chicago
 $                         8,200
 $                     184,500
0.08%
4.35%
-2.03%
12/18/2003
Total

 $                       10,400
 $                     234,000
0.10%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
49460W208
11637105
71813109
Issuer
KINETIC CONCEPTS INC
ALARIS MEDICAL SYSTEMS INC
BAXTER INTERNATIONAL INC
Underwriters
JP Morgan, Merrill Lynch, CSFB, Goldman Sachs,
Citigroup, DBSI, Piper Jafray, SG Cowen
Securities
Bear Stearns, CIBC, UBS
BofA, CSFB, Citigroup, JP Morgan, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
KCI
AMI
BAX
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/24/2004
6/25/2003
9/18/2003
Total dollar amount of offering sold to QIBs
 $                                  540,000,000
 $                                                -
 $                                -
Total dollar amount of any concurrent public offering
 $                                                         -
 $                                                 113,750,000
 $                                                   76,210,000
Total
 $                                                 540,000,000
 $                                                 113,750,000
 $                                                   76,210,000
Public offering price
 $                                               30.00
                                                   12.50
 $                                                  30.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.80%
0.66%
1.22%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Health Sciences Portfolio
Boston
4,600
 $                   138,000
0.03%
42.09%
-0.70%
3/19/2004
Chicago Funds







SVS II Aggressive Growth Portfolio
Chicago
3,700
 $                   111,000
0.02%
49.50%
-1.36%
3/31/2004
Total

8,300
 $                   249,000
0.05%









Security Information








Security Name
Comparison Security
Comparison Security
Cusip
20451N101
204412209
192108108
Issuer
COMPASS MINERALS INTERNATIONAL INC
CIA VALE DO RIO
COEUR D'ALENE MINES CORP
Bloomberg Ticker
CMP
RIO
CDE
Underwriters
CSFB, Goldman, DBSI, JP Morgan, UBS
Merrill, ABN, CSFB, Goldman, JP Morgan, Morgan
Stanley
CIBC, Orion, Sprott
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Compass Minerals International Inc.
Cia Vale Do Rio
Coeur D'Alene Mines Corp
Is the affiliate a manager or co-manager of offering?
Co -Manager
N/A
 N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
 N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/11/2003
3/20/2002
9/11/2003
Total dollar amount of offering sold to QIBs
 $                                                     188,500,000
 $                                                     835,690,000
 $                                                       70,160,000
Total dollar amount of any concurrent public offering
 $                                                -
 $                                                      -
 $                                                        -
Total
 $                                                     188,500,000
 $                                                     835,690,000
 $                                                       70,160,000
Public offering price
 $                                                         13.00
 $                                                          24.50
 $                                                         3.40
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.09%
0.04%
Rating
 N/A
 N/A
 N/A
Current yield
 N/A
 N/A
 N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I 21st Century Growth Portfolio
Boston
 $                       24,300
 $                     315,900
0.13%
9.85%
2.79%
12/31/2003
Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
 $                     104,100
 $                  1,353,300
0.57%
9.85%
2.81%
12/31/2003
Total (USD)

 $                     128,400
 $                  1,669,200
0.70%








Name of Fund
SVS I Balanced





Security Purchased

Comparison Security

Comparison Security
Cusip
20030nad3

85375cal5

53117cag7
Issuer
COMCAST CORP

STANDARD PACIFIC CORP

LIBERTY PROPERTY TRUST
Underwriters
JPM,Merrill,Morgan Stanley,ABN,Bofa,Banc One,Bk of
NY,Barclays,BNP,DBSI,Dresdner,Fleet,Goldman,RBC,Salomon,Scotia

Salomon,Banc
One,Comerica,Fleet,PNC

CSFB,UBS,Lehman,Banc
One,Goldman,JPMorgan,Salomon,
Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
CMCSA 5.5%,3/15/2011

SPF 7.75%,3/15/2013

LRY 6.375%,8/15/2012
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

3/4/2003

8/19/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          750,000,000

 $                          125,000,000

 $                          235,000,000
Total
 $                          750,000,000

 $                          125,000,000

 $                          235,000,000






Public offering price
                                        99.55

                                        99.14

                                        99.56
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
0.6375

1

0.65
Rating
Baa3/BBB

Ba2/BB

Baa2/BBB
Current yield
5.52%

7.82%

6.40%






Total par value
purchased
                                    210,000

 n/a

n/a
$ amount of purchase
                                    209,061

 n/a

n/a






% of offering purchased
by fund
0.03%

 n/a

n/a
% of offering purchased
by associated funds
0.19%

 n/a

n/a
Total
0.22%

 n/a

n/a




Name of Fund
SVS I Balanced Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
20030nac5

85375cal5

962166bt0
Issuer
COMCAST CORP

STANDARD PACIFIC CORP

WEYERHAEUSER CO
Underwriters
JPM,Merrill,Morgan Stanley,ABN,Bofa,Banc One,Bk of
NY,Barclays,BNP,DBSI,Dresdner,Fleet,Goldman,RBC,Salomon,Scotia

Salomon,Banc
One,Comerica,Fleet,PNC

JPMorgan,Morgan Stanley, Bofa,
CIBC,DBSI,PNC,RBC,Salomon,Scotia,TD
Securities,Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
CMCSA 7.05%,3/15/2033

SPF 7.75%,3/15/2013

WY 6.875%,12/15/2033
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

Co-Manager
Name of underwriter or
dealer from which
purchased
Merrill

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

3/4/2003

12/12/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          750,000,000

 $                          125,000,000

 $                          275,000,000
Total
 $                          750,000,000

 $                          125,000,000

 $                          275,000,000






Public offering price
                                        99.52

                                        99.14

                                        99.77
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
0.875

1

0.875
Rating
Baa3/BBB

Ba2/BB

Baa2/BBB
Current yield
7.08%

7.82%

6.89%






Total par value
purchased
                                    145,000

 n/a

n/a
$ amount of purchase
                                    144,301

 n/a

n/a






% of offering purchased
by fund
0.02%

 n/a

n/a
% of offering purchased
by associated funds
1.14%

 n/a

n/a
Total
1.16%

 n/a

n/a




Name of Fund
SVS I Balanced





Security Purchased

Comparison Security

Comparison Security
Cusip
20030naa9

25468pcb0

828807an7
Issuer
COMCAST CORP

WALT DISNEY COMPANY

SIMON PROPERTY GROUP
LP
Underwriters
JP Morgan,Merrill,Morgan
Stanley,Bofa,Salomon,ABN,Banc
One,Barclays,BNP,BNY Capital
Mkrts,DBSI,Desdner,Fleet,Goldman,RBC,Scotia

Goldman, Salomon,Lehman,Wells
Fargo

Bofa, Merrill, DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
CMCSA 5.85%,1/15/2010

DIS 5.875%,12/15/2017

SPG 6.35%,8/28/2012
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

Co-Manager
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/7/2003

12/16/2002

8/15/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                          350,000,000
Total dollar amount of
any concurrent public
offering
 $                          600,000,000

 $                          300,000,000

 $                                          -
Total
 $                          600,000,000

 $                          300,000,000

 $                          350,000,000






Public offering price
                                        99.86

                                        99.12

                                        99.85
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
0.625

0.625

0.65%
Rating
Baa3/BBB

Baa1/BBB+

Baa1/BBB
Current yield
5.86%

5.93%

6.36%






Total par value
purchased
                                    125,000

 n/a

 n/a
$ amount of purchase
                                    124,828

 n/a

 n/a






% of offering purchased
by fund
0.02%

 n/a

n/a
% of offering purchased
by associated funds
0.92%

 n/a

n/a
Total
0.94%

 n/a

n/a



Name of Fund
SVS I Balanced





Security Purchased

Comparison Security

Comparison Security
Cusip
91086qak4

36962gzy3

949746cr0
Issuer
UNITED MEXICAN STATES

GENERAL ELEC CAP CORP

WELLS FARGO &
COMPANY
Underwriters
JP Morgan,UBS Warburg,Bear
Stearns,DBSI,Lehman

DBSI,Credit Suisse,UBS Warburg

Bear Stearns,CSFB,Banc
One,Goldman,Morgan Stanley,Wells
Fargo,DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
MEX 6.375%,1/16/2013

GE 5.45%,1/15/2013

WFC 5%,11/15/2014
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

Jt Lead

Co-Manager
Name of underwriter or
dealer from which
purchased
Warburg

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/9/2003

12/3/2002

10/30/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000
Total
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000






Public offering price
                                        98.09

                                        99.69

                                        99.05
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
0.4

0.425

0.475%
Rating
Baa2/BBB-

Aaa/AAA

Aa3/A
Current yield
6.50%

5.47%

5.05%






Total par value
purchased
                                    250,000

n/a

n/a
$ amount of purchase
                                    245,233

n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
0.37%

n/a

n/a
Total
0.38%

n/a

n/a









Security Purchased
Comparison Security
Comparison Security
03061ngz6
161581de0
35242rax2
AMERICREDIT AUTOMOBILE
RECEIVABLES
CHASE MANHATTAN AUTO OWNER TRUST
FRANKLIN AUTO TRUST
JP Morgan, BancOne, CSFB, DBSI, Wachovia
JP Morgan, Bear Stearns, Lehman, Loop Capital
Citigroup
> 3 years
> 3 years
> 3 years
AMCAR 2.87%, 2/7/2011
CMAOT 2.94%, 6/15/2010
FRNK 2.27%, 5/20/2011
Co-Manager
N/A
N/A
JP Morgan, CSFB
N/A
N/A
Yes
Yes
Yes
1/28/2004
12/16/2003
6/12/2003
 $                                          -
 $                                           -
 $                                               -
 $                                                 165,000,000
 $                                                 243,000,000
 $                                                 110,500,000
 $                                                 165,000,000
 $                                                 243,000,000
 $                                                 110,500,000
 $                                                           99.98
 $                                                           99.97
 $                                                           99.98
 N/A
 N/A
 N/A
0.25%
0.23%
0.31%
Aaa/AAA
Aaa/AAA
Aaa/AAA
2.87%
2.94%
2.27%












Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*






5,625,000
 $                 5,623,842
3.41%
0.94%
0.96%
3/31/2004
530,000
 $                   529,891
0.32%
0.94%
1.06%
3/31/2004
6,155,000
 $                 6,153,733
3.73%






Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
COMCAST CORP.
COMCAST CORP.
COMCAST CORP.
Underwriters
BofA, Barclays, DBSI
JP Morgan, Merrill, Morgan Stanley, ABN, BofA, Banc One, Bk of
NY, Barclays, BNP Paribas, DBSI, Dresdner, Fleet, Goldman, RBC,
Salomon, Scotia
JP Morgan, Merrill, Morgan Stanley, BofA, Salomon, ABN, Banc
One, Barclays, BNP Paribas, BNY Capital Mkts, DBSI, Desdner,
Fleet, Goldman, RBC, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CMCSA 5.3%, 1/15/2014
CMCSA 7.05%, 3/15/2033
CMCSA 5.85%, 1/15/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
Co-manager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2003
3/12/2003
1/7/2003
Total dollar amount of offering sold to QIBs
 $                                           -
 $                                          -
 $                                          -
Total dollar amount of any concurrent public offering
 $                                                       1,000,000,000
 $                                                          750,000,000
 $                                                          600,000,000
Total
 $                                                       1,000,000,000
 $                                                          750,000,000
 $                                                          600,000,000
Public offering price
 $                                                       99.83
 $                                                       99.52
 $                                                     99.86
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.88%
0.63%
Rating
Baa3/BBB
Baa3/BBB
Baa3/BBB
Current yield
5.31%
7.08%
5.86%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,600,000.00
 $              1,597,312.00
0.16%
4.64%
2.59%
6/4/2003
SVS I Balanced Fund
Boston
 $                 320,000.00
 $                 319,462.00
0.03%
4.64%
2.75%
6/4/2003
SVS I Bond Portfolio
Boston
 $              1,535,000.00
 $              1,532,421.00
0.15%
5.03%
1.15%
6/5/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              1,180,000.00
 $              1,178,018.00
0.12%
4.64%
1.25%
6/4/2003
SVS II Total Return Portfolio
Chicago
 $                 990,000.00
 $                 988,337.00
0.10%
4.64%
2.64%
6/4/2003
Total

 $              5,625,000.00
 $              5,615,550.00
0.56%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
233835AW7
370425SG6
382388AP1
Issuer
DAIMLERCHRYSLER NA HLDG
GENL MOTORS ACCEPT CORP
GOODRICH CROP
Underwriters
BofA, Citigroup, DBSI, JPM
BofA, Citigroup, UBS, Barclays, BNP Banc One,
Comerica, HSBC, RBC, Scotia, TD Securities
Banc One, JPM, Salomon, BofA, BNY, Merrill,
NatCity
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DCX 6.5%, 11/15/2013
GM 5.125%, 5/9/2008
GR 7.625%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/30/2003
5/6/2003
12/4/2002
Total dollar amount of offering sold to QIBs
 $                                       -
 $                                       -
 $                                      -
Total dollar amount of any concurrent public offering
 $                                                  2,000,000,000
 $                                                  1,000,000,000
 $                                                     500,000,000
Total
 $                                                  2,000,000,000
 $                                                  1,000,000,000
 $                                                     500,000,000
Public offering price
 $                                           99.97
 $                                           99.64
 $                                             99.65
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.43%
0.33%
0.65%
Rating
A3/BBB
A3/BBB
Baa3/BBB-
Current yield
6.50%
5.14%
7.65%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                     825,000
 $                     824,736
0.04%
3.04%
1.05%
12/15/2003
SVS I Balanced Portfolio
Boston
 $                     165,000
 $                     164,947
0.01%
2.97%
1.11%
12/15/2003
SVS I Bond Portfolio
Boston
 $                     510,000
 $                     509,837
0.03%
3.03%
1.45%
12/15/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                     715,000
 $                     714,771
0.04%
3.03%
1.25%
12/15/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     500,000
 $                     499,840
0.02%
3.03%
1.58%
12/15/2003
Total

 $                  2,715,000
 $                  2,714,131
0.14%






Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
GENERAL MOTORS
John Deere Capital Corp.
MAYTAG CORP.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan Stanley, BNP, CSFB, SoGen, CIBC
Bofa, CSFB, DBSI
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GM 8.25%  7/15/2023
DE 5.1%, 1/15/2013
myg 5%, 5/15/2015
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Salomon
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
1/7/2003
5/9/2003
Total dollar amount of offering sold to QIBs
 $
Total dollar amount of any concurrent public offering
                                             1,250,000,000
                                            650,000,000
 $
  200,000,000
Total
 $                         1,250,000,000
 $
650,000,000
200,000,000
P                                                 99.35
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.45%
0.63%
Rating
Baa1/BBB
A3/A-
Baa2/BBB
Current yield
8.32%
5.11%
5.03%








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                        765,000.00
 $                 758,895.00
0.06%
0.83%
0.14%
6/30/2003
Scudder Balanced Fund
Boston
 $                        585,000.00
 $                 580,320.00
0.05%
0.83%
-0.51%
6/30/2003
SVS I Balanced Fund
Boston
 $                           90,000.00
 $                    89,282.00
0.01%
0.83%
-0.48%
6/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                        138,000.00
 $              1,368,988.00
0.11%
0.83%
0.00%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                        860,000.00
 $                 853,137.00
0.07%
0.83%
0.08%
6/30/2003
SVS II Total Return Fund
Chicago
 $                        490,000.00
 $                 486,090.00
0.04%
0.83%
-0.51%
6/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                        140,000.00
 $                 138,883.00
0.01%
0.83%
0.10%
6/30/2003
Total

 $                     3,068,000.00
 $              4,275,595.00
0.34%







Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
GENERAL MOTORS
BOEING CO.
WEYERHAUSER CO.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan Stanley,
BNP, CSFB, SoGen, CIBC
CSFB, DBSI, JP Morgan
JP Mortan, Morgan Stanley, BofA, CIBC, DBSI, PNC, RBC,
Salomon, Scotia, TD Securities, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GM 8.375%  7/15/2033
BA 6.125%, 2/15/2033
WY 6.875% 12/15/2033
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/6/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $                                                  -
 $                                            -
 $                                                        -
Total dollar amount of any concurrent public offering
 $                                              -
 $                                                          400,000,000
 $                                                          275,000,000
Total
 $                                                       3,000,000,000
 $                                                          400,000,000
 $                                                          275,000,000
Public offering price
 $                                                  98.62
 $                                              98.14
 $                                                    99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.88%
0.88%
Rating
Baa1/BBB
A2/A+
Baa2/BBB
Current yield
8.49%
6.24%
6.89%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,460,000.00
 $              1,439,896.00
0.05%
-0.43%
-0.51%
6/30/2003
SVS I Balanced Fund
Boston
 $                 240,000.00
 $                 236,695.00
0.01%
-0.43%
-0.48%
6/30/2003
SVS I Bond Portfolio
Boston
 $              1,795,000.00
 $              1,770,283.00
0.06%
-0.43%
0.14%
6/30/2003
Chicago Funds







SVS II Total Return Fund
Chicago
 $              1,105,000.00
 $              1,089,784.00
0.04%
-0.43%
-0.51%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $              2,015,000.00
 $              1,987,253.00
0.07%
-0.43%
0.08%
6/30/2003
SVS II High Income Fund
Chicago
 $                 450,000.00
 $                 443,804.00
0.02%
-0.43%
0.00%
6/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                    50,000.00
 $                    49,312.00
0.002%
-0.43%
0.10%
6/30/2003
Total

 $              7,115,000.00
 $              7,017,027.00
0.24%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38143vaa7
054937ae7
172967cg4
Issuer
GOLDMAN SACHS CAPITAL
BB&T CORPORATION
CITIGROUP INC
Underwriters
Goldman Sachs, Blaylock, BNP, HSBC, Wells
Fargo, SunTrust, ING, Commerzbank, Daiwa,
DSBI, JP Morgan, Mellon, Wachovia
BB&T, Bear Stearns, Citigroup, Friedman, Keefe
Bruyette, Morgan Stanley, UBS
Citigroup, Barclays, UBS, BNP, West LB, ABN,
Natexis Banque
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GS 6.345%, 2/15/2034
BBT 5.2%, 12/23/2015
C 4.75%, 2/10/2019
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/12/2004
12/16/2003
1/30/2004
Total dollar amount of offering sold to QIBs
 $                                        -
 $                                         -
 $                                            -
Total dollar amount of any concurrent public offering
 $                                               2,750,000,000
 $                                               1,000,000,000
 $                                               1,350,000,000
Total
 $                                               2,750,000,000
 $                                               1,000,000,000
 $                                               1,350,000,000
Public offering price
 $                                  100.00
 $                                     99.60
 $                                      99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.48%
0.40%
Rating
A1/A-
A2/A-
Aa2/A+
Current yield
6.35%
5.22%
4.76%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
930,000
 $                   930,000
0.03%
2.82%
-0.57%
3/31/2004
SVS I Balanced Portfolio
Boston
195,000
 $                   195,000
0.01%
2.82%
-0.61%
3/31/2004
SVS I Bond Portfolio
Boston
595,000
 $                   595,000
0.02%
2.82%
1.54%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
875,000
 $                   875,000
0.03%
2.82%
1.38%
3/31/2004
SVS II Total Return Portfolio
Chicago
895,000
 $                   895,000
0.03%
2.82%
-0.59%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
580,000
 $                   580,000
0.02%
2.82%
1.26%
3/31/2004
Total

4,070,000
 $                 4,070,000
0.15%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
44841saa7
44841raa9
749768aa5
Issuer
HUTCHISON WHAMP INTL LTD
HUTCHISON WHAMP INTL LTD
RABOBANK CAPITAL FUND II
Underwriters
Citigroup, Goldman, HSBC, JPM, Merrill, DBSI
HSBC
Merrill, Rabobank
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUWHY 5.45%, 11/24/2010
HUWHY 6.5%, 2/13/2013
RABOBK 5.26%, 12/29/2049
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
2/10/2003
11/14/2003
Total dollar amount of offering sold to QIBs
 $                                       1,500,000,000
 $                                    3,500,000,000
 $                                        1,750,000,000
Total dollar amount of any concurrent public offering
 $                                               -
 $                                          -
 $                                                  -
Total
 $                                                  1,500,000,000
 $                                                  3,500,000,000
 $                                                  1,750,000,000
Public offering price
 $                                             99.74
 $                                           99.54
 $                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.30%
0.60%
Rating
A3/A-
A3/A-
Aa2/AA
Current yield
5.46%
6.53%
5.26%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







SVS I Balanced Portfolio
Boston
 $                     270,000
 $                     269,301
0.02%
2.26%
3.33%
12/31/2003
SVS I Bond Portfolio
Boston
 $                     830,000
 $                     827,850
0.06%
2.26%
0.86%
12/31/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                  1,355,000
 $                  1,351,491
0.09%
2.26%
0.75%
12/31/2003
Total

 $                  2,455,000
 $                  2,448,642
0.16%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
44841sab5
44841raa9
749768aa5
Issuer
HUTCHISON WHAMP INTL LTD
HUTCHISON WHAMP INTL LTD
RABOBANK CAPITAL FUND II
Underwriters
Citigroup, Goldman, HSBC, JPM, Merrill, DSBI
HSBC
Merrill, Rabobank
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUWHY 6.25%, 1/24/2014
HUWHY 6.5%, 2/13/2013
RABOBK 5.26%, 12/29/2049
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
2/10/2003
11/14/2003
Total dollar amount of offering sold to QIBs
 $                                                  2,000,000,000
 $                                                  3,500,000,000
 $                                                  1,750,000,000
Total dollar amount of any concurrent public offering
 $                                                -
 $                                               -
 $                                              -
Total
 $                                                  2,000,000,000
 $                                                  3,500,000,000
 $                                                  1,750,000,000
Public offering price
 $                                           99.90
 $                                        99.54
 $                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.30%
0.60%
Rating
A3/A-
A3/A-
Aa2/AA
Current yield
6.26%
6.53%
5.26%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                  2,180,000
 $                  2,177,755
0.11%
1.21%
2.65%
12/18/2003
SVS I Balanced Portfolio
Boston
 $                     430,000
 $                     429,557
0.02%
0.59%
1.20%
12/4/2003
SVS I Bond Portfolio
Boston
 $                  1,335,000
 $                  1,333,625
0.07%
1.20%
1.15%
12/18/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                  1,160,000
 $                  1,158,805
0.06%
-0.22%
-0.50%
12/1/2003
SVS II Total Return Portfolio
Chicago
 $                  1,240,000
 $                  1,238,723
0.06%
-0.22%
1.31%
12/1/2003
Total

 $                  6,345,000
 $                  6,338,465
0.32%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
542514er1
126671b39
004375al5
Issuer
LONG BEACH MORTGAGE LOAN TRUST
COUNTRYWIDE ASSET-BACKED CERT
ACCREDITED MORTGAGE LOAN TRUST
Underwriters
Greenwich, Washington Mutual
CountryWide, JP Morgan, Lehman
Lehman, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LBMLT 1.4%, 3/25/2034
CWL 1.2%, 5/25/2021
ACCR 1.45%, 6/25/2033
Is the affiliate a manager or co-manager of offering?
Trustee
N/A
N/A
Name of underwriter or dealer from which purchased
Greenwich Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/16/2004
6/25/2003
5/28/2003
Total dollar amount of offering sold to QIBs
 $                                            -
 $                                              -
 $                                               -
Total dollar amount of any concurrent public offering
 $                                               1,000,000,000
 $                                                 179,000,000
 $                                                 110,037,000
Total
 $                                               1,000,000,000
 $                                                 179,000,000
 $                                                 110,037,000
Public offering price
 $                                                100.00
 $                                          100.00
 $                                              100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.10%
0.35%
Rating
Aaa/AAA
AAA
Aaa/AAA
Current yield
1.40%
1.20%
1.45%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
2,565,000
 $                 2,565,000
0.26%
0.16%
0.13%
3/31/2004
SVS I Balanced Portfolio
Boston
530,000
 $                   530,000
0.05%
0.16%
0.18%
3/31/2004
SVS I Bond Portfolio
Boston
1,675,000
 $                 1,675,000
0.17%
0.16%
1.40%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
2,350,000
 $                 2,350,000
0.24%
0.16%
1.38%
3/31/2004
SVS II Total Return Portfolio
Chicago
2,475,000
 $                 2,475,000
0.25%
0.16%
0.14%
3/31/2004
Total

9,595,000
 $                 9,595,000
0.96%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
59156rag3
743674ar4
416515aj3
Issuer
METLIFE INC
PROTECTIVE LIFE CORP
HARTFORD FINL SVCS GRP
Underwriters
BofA, Banc One, Merrill, DBSI
Merrill, Morgan Stanley
BofA, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MET 5%, 11/24/2013
PL 4.3%, 6/1/2013
HIG 2.375%, 6/1/2006
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
5/20/2003
5/19/2003
Total dollar amount of offering sold to QIBs
 $                                              -
 $                                                -
 $                                              -
Total dollar amount of any concurrent public offering
 $                                                     500,000,000
 $                                                     250,000,000
 $                                                     250,000,000
Total
 $                                                     500,000,000
 $                                                     250,000,000
 $                                                     250,000,000
Public offering price
 $                                             99.04
 $                                         99.54
 $                                                    99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.65%
0.45%
Rating
A2/A
A3/A
A3/A-
Current yield
5.05%
4.32%
2.38%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







SVS I Balanced Portfolio
Boston
 $                     345,000
 $                     341,685
0.07%
0.18%
0.00%
11/19/2003
SVS I Bond Portfolio
Boston
 $                  1,295,000
 $                  1,282,555
0.26%
0.18%
0.00%
11/19/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                  1,615,000
 $                  1,599,480
0.32%
0.18%
0.00%
11/19/2003
 Total

 $              3,255,000.00
 $              3,223,720.00
0.64%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
694308ge1
842434ce0
677415cj8
Issuer
PACIFIC GAS & ELECTRIC
SOUTHERN CALIF GAS CO
OHIO POWER COMPANY
Underwriters
Lehman, UBS, Citigroup, Banc One, CSFB, ABN,
Barclays, BNP, DBSI, BNY, Blaylock
Merrill Lynch, AG Edwards, Dresdner Kleinwort,
KBC Financial
Barclays, Morgan Stanley, ABN, Den Danske
Bank, RBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PCG 6.05%, 3/1/2034
SRE 4.375%, 1/15/2011
AEP 6.275%, 7/15/2033
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/18/2004
12/10/2003
7/8/2003
Total dollar amount of offering sold to QIBs
 $                                         -
 $                                               -
 $                                                 300,000,000
Total dollar amount of any concurrent public offering
 $                                               3,000,000,000
 $                                                 250,000,000
 $                                         -
Total
 $                                               3,000,000,000
 $                                                 250,000,000
 $                                                 300,000,000
Public offering price
 $                                          99.51
 $                                         99.97
 $                                            99.84
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.38%
0.65%
Rating
Baa2/BBB
A1/A+
Baa2/BBB
Current yield
6.08%
4.38%
4.73%
Benchmark vs. Spread (basis points)
140bp
100bp
54bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
1,958,000
 $                 1,948,445
0.07%
1.64%
0.30%
3/31/2004
SVS I Balanced Portfolio
Boston
389,000
 $                   387,102
0.01%
1.64%
0.35%
3/31/2004
SVS I Bond Portfolio
Boston
1,235,000
 $                 1,228,973
0.04%
1.64%
0.00%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,891,000
 $                 1,881,772
0.06%
1.64%
-0.08%
3/31/2004
SVS II Total Return Portfolio
Chicago
1,843,000
 $                 1,834,006
0.06%
1.64%
0.32%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
1,250,000
 $                 1,243,900
0.04%
1.64%
-0.10%
3/31/2004
Total

8,566,000
 $                 8,524,198
0.29%








Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
PRUDENTIAL FINANCIAL INC.
PROTECTIVE LIFE CORP.
HARTFORD FINL SVCS GRP
Underwriters
BofA, Citigroup, JPM, Wachovia, DBSI, ABN, Lehnman, Goldman,
BNP Paribas, Fleet
Merrill, Morgan Stanley
BofA, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PRU 4.5%, 7/15/2013
PL 4.3%, 6/1/2013
HIG 2.375%, 6/1/2006
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/30/2003
5/20/2003
5/19/2003
Total dollar amount of offering sold to QIBs
 $                                                       -
 $                                                       -
 $                                                       -
Total dollar amount of any concurrent public offering
 $                                                          500,000,000
 $                                                          250,000,000
 $                                                          250,000,000
Total
 $                                                          500,000,000
 $                                                          250,000,000
 $                                                          250,000,000
Public offering price
 $                                                       99.83
 $                                                     99.54
 $                                                      99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.65%
0.45%
Rating
A3/A-
A3/A
A3/A-
Current yield
4.51%
4.32%
2.38%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Balanced Fund
Boston
 $                 410,000.00
 $                 409,307.00
0.08%
N/A**
N/A**
6/30/2003
SVS I Bond Portfolio
Boston
 $              1,550,000.00
 $              1,547,381.00
0.31%
N/A**
N/A**
6/30/2003
Chicago Funds




N/A**
N/A**

SVS II Fixed Income Portfolio
Chicago
 $              1,930,000.00
 $              1,926,738.00
0.39%
N/A**
N/A**
6/30/2003
SVS II Total Return Fund
Chicago
 $              1,960,000.00
 $              1,945,280.00
0.39%
N/A**
N/A**
6/30/2003
Total

 $              5,850,000.00
 $              5,828,706.00
1.17%







Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
SLM CORP.
WELLS FARGO & CO.
GOLDMAN SACHS GROUP INC.
Underwriters
JP Morgan, Morgan Stanley, DBSI
Bear Stearns, CSFB, Banc One, Goldman, Morgan Stanley, Wells
Fargo
Goldman, DBSI, Bk of Toyko, BNP Paribas, JP Morgan, ING,
Edward Jones
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SLMA 5%, 4/15/2015
WFC 5%,1/15/2014
GS 5.5%, 11/15/2014
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/7/2003
11/6/2002
11/7/2002
Total dollar amount of offering sold to QIBs
 $                                             -
 $                                                -
 $                                                        -
Total dollar amount of any concurrent public offering
 $                                                          400,000,000
 $                                                          850,000,000
 $                                                       1,000,000,000
Total
 $                                                          400,000,000
 $                                                          850,000,000
 $                                                       1,000,000,000
Public offering price
 $                                                99.35
 $                                                99.05
 $                                                    99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.48%
0.48%
0.48%
Rating
A2/A
A
Aa3/A+
Current yield
5.03%
5.05%
5.51%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Balanced Fund
Boston
 $              1,840,000.00
 $              1,828,040.00
0.46%
2.15%
2.51%
5/1/2003
SVS I Balanced Fund
Boston
 $                 375,000.00
 $                 372,563.00
0.09%
2.15%
2.64%
5/1/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              2,480,000.00
 $              2,463,880.00
0.62%
0.48%
0.34%
4/15/2003
Total

 $              4,695,000.00
 $              4,664,483.00
1.17%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
902118bj6
224044bf3
382388ap1
Issuer
TYCO INTL GROUP SA
COX COMMUNICATIONS INC
GOODRICH CORP
Underwriters
JPM, Morgan Stanely, UBS, ABN, BofA, Blaylock
Partners, Citigroup, DBSI, Goldman
Citigroup, Merrill, Wachovia, Commerzbank, CSFB,
Fleet, Lehman, Morgan Stanley
Banc One, JPM, Citigroup, BofA, BNY, Merrill,
Natcity
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TYC 6%, 11/15/2013
COX 4.625%, 6/1/2013
GR 7.625%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/6/2003
5/20/2003
12/4/2002
Total dollar amount of offering sold to QIBs
 $                                                  1,000,000,000
 $                                                      -
 $                                                   -
Total dollar amount of any concurrent public offering
 $                                                     -
 $                                                     600,000,000
 $                                                     500,000,000
Total
 $                                                  1,000,000,000
 $                                                     600,000,000
 $                                                     500,000,000
Public offering price
 $                                             99.57
 $                                                99.36
 $                                                99.65
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
Ba2/BBB-
Baa2/BBB
Baa3/BBB-
Current yield
6.03%
4.65%
7.65%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                     335,000
 $                     333,556
0.03%
3.45%
2.63%
12/31/2003
SVS I Balanced Fund
Boston
 $                     115,000
 $                     114,504
0.01%
3.45%
2.47%
12/31/2003
SVS I Bond Fund
Boston
 $                     435,000
 $                     433,125
0.04%
3.45%
1.88%
12/31/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                  1,605,000
 $                  1,598,082
0.16%
3.45%
1.93%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                     360,000
 $                     358,448
0.04%
3.45%
2.75%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                       25,000
 $                       24,892
0.00%
3.45%
2.36%
12/31/2003
Total

 $                  2,875,000
 $                  2,862,607
0.29%